                          PACESETTER/RAMAPO ASSOCIATES
                                   (Mortgagor)

                                       to

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                   (Mortgagee)


                    MORTGAGE, ASSIGNMENT OF LEASES AND RENTS
                             AND SECURITY AGREEMENT



                          Dated: As of October 17, 2005


                  Property Location: Pacesetter Shopping Center

                                                     Pomona, New York

             DOCUMENT PREPARED BY AND WHEN RECORDED, RETURN TO:

                                Kaye Scholer LLP
                                 425 Park Avenue
                          New York, New York 10022-3598
                        Attention: Stephen Gliatta, Esq.



THIS MORTGAGE DOES NOT COVER REAL PROPERTY PRINCIPALLY IMPROVED BY ONE OR MORE STRUCTURES CONTAINING, IN THE AGGREGATE, NOT MORE THAN SIX RESIDENTIAL DWELLING UNITS, EACH HAVING ITS OWN SEPARATE COOKING FACILITIES


              MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY
                                    AGREEMENT

          ,THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (herein "INSTRUMENT") is made as of October 17, 2005, and is given by the mortgagor, PACESETTER! APO ASSOCIATES, a New York limited partnership whose address is c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, White Plains, New York 10605, (herein "BORROWER"), to the mortgagee, GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a corporation organized and existing under the laws of the state of Delaware, whose address is 600 Steamboat Road, Greenwich, Connecticut 06830, together with its successors, assigns and transferees (herein "LENDER").

                                    RECITALS

           Lender is making a secured loan to Borrower in the original principal amount of $12,500,000 (the "LOAN"). The Loan is evidenced by that certain Promissory Note dated the date hereof made by Borrower to Lender in such principal amount (as the same may be amended, modified, restated, severed, consolidated, renewed, replaced, or supplemented from time to time, the "NOTE").

           BORROWER, in consideration of the indebtedness herein recited, irrevocably grants, conveys, mortgages and assigns to Lender WITH POWER OF SALE AND RIGHTS OF ENTRY AND POSSESSION, the following described property located in the County of Rockland, State of New York, and more particularly described on Exhibit "A" attached hereto and incorporated herein by reference for all purposes.

           TOGETHER with all buildings, improvements and tenements now or hereafter erected on the property, and all heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, rents (subject however to the assignment of rents to Lender herein), royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property, and all fixtures, machinery, equipment, engines, boilers, incinerators, building materials, appliances and goods of every nature whatsoever now or hereafter located in, or on, or used, or intended to be used in connection with the property, including, but not limited to, those for the purposes of supplying or distributing heating, cooling, electricity, gas, water, air and light; and all elevators, and related machinery and equipment, fire prevention and extinguishing apparatus, security and access control apparatus, plumbing, bath tubs, water heaters, water closets, sinks, ranges, stoves, refrigerators, dishwashers, disposals, washers, dryers, awnings, storm windows, storm doors, screens, blinds, shades, curtains and curtain rods, mirrors, cabinets, paneling, rugs, attached floor coverings, furniture, pictures, antennas, trees and plants, tax refunds, trade names, licenses, permits, Borrower's rights to insurance proceeds, unearned insurance premiums and chooses in action; all of which, including replacements and additions thereto and substitutions therefor, shall be deemed to be and remain a part of the real property covered by this Instrument; and all of the foregoing, together with said property are herein referred to as the "PROPERTY";

           TOGETHER with all right, title and interest in, to and under any and all leases now or hereinafter in existence (as amended or supplemented from time to time) and covering space in or applicable to the Property (hereinafter referred to collectively as the "LEASES" and singularly as a "LEASE"), together with all rents, earnings, income, profits, benefits and advantages arising from the Property and from said Leases and all other sums due or to become due under and pursuant thereto, and together with any and all guarantees of or under any of said Leases, and together with all rights, powers, privileges, options and other benefits of Borrower as lessor under the Leases, including, without limitation, the immediate and continuing right to receive and collect all rents, income, revenues, issues, profits, condemnation awards, insurance proceeds, moneys and security payable or receivable under the Leases or pursuant to any of the provisions thereof, whether as rent or otherwise, the right to accept or reject any offer made by any tenant pursuant to its Lease to purchase the Property and any other property subject to the Lease as therein provided and to perform all other necessary or appropriate acts with respect to such Leases as agent and attorney-in-fact for Borrower, and the right to make all waivers and agreements, to give and receive all notices, consents and releases, to take such action upon the happening of a default under any Lease, including the commencement, conduct and consummation of proceedings at law or in equity as shall be permitted under any provision of any Lease or by any law, and to do any and all other things whatsoever which the Borrower is or may become entitled to do under any such Lease together with all accounts receivable, contract rights, franchises, interests, estates or other claims, both at law and in equity, relating to the Property, to the extent not included in rent earnings and income under any of the Leases;

          TOGETHER with all right, title and interest in, to and under any and all reserve, deposit or escrow accounts (the "ACCOUNTS") made pursuant to any loan document made between Borrower and Lender with respect to the Property, together with all income, profits, benefits and advantages arising therefrom, and together with all rights, powers, privileges, options and other benefits of Borrower under the Accounts, and together with the right to do any and all other things whatsoever which the Borrower is or may become entitled to do under the Accounts;

         TOGETHER with all agreements, contracts, certificates, guaranties, warranties, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, pertaining to the use, occupancy, construction, management or operation of the Property and any part thereof and any improvements or respecting any business or activity conducted on the Property and any part thereof and all right, title and interest of Borrower therein, including the right to receive and collect any sums payable to Borrower thereunder and all deposits or other security or advance payments made by Borrower with respect to any of the services related to the Property or the operation thereof;

         TOGETHER with all tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property; and

         TOGETHER with any and all proceeds resulting or arising from any of the foregoing (the Property, the Leases, the Accounts, and all other property, whether real, personal, tangible, or intangible, described above, and all proceeds thereof, may be referred to collectively as the "COLLATERAL").

        THIS INSTRUMENT SECURES TO LENDER (a) the repayment of the indebtedness evidenced by the Note in the principal sum of TWELVE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS $12,500,000 (the "Principal'), with interest thereon, with the balance of the indebtedness, if not sooner paid, due and payable on November 6, 2015 (the "MATURITY DATE"), and all renewals, extensions and modifications thereof; (b) the performance of the covenants and agreements of Borrower contained in an Environmental Indemnity Agreement (herein so-called) between Lender and Borrower dated of even date herewith; (c) the payment of all other sums, with interest thereon, advanced by Lender in accordance herewith to protect the security of this Instrument; and (d) the performance of the covenants and agreements of Borrower herein contained, or contained in any other Loan Document, INCLUDING BORROWER'S COVENANT TO REPAY ALL FUTURE ADVANCES (the Note, this Instrument, and all other documents or instruments given by Borrower or others and accepted by Lender for purposes of evidencing, securing, perfecting, or guaranteeing the indebtedness evidenced by the Note may be referred to as the "LOAN DOCUMENTS"). Without limitation of the foregoing, the following documents and instruments of even date herewith are also Loan
Documents: (i) Assignment of Leases and Rents from Borrower to Lender, (ii) Assignment of Agreements, Licenses, Permits and Contracts from Borrower to Lender, (iii) the Clearing Account Agreement (the "CLEARING ACCOUNT AGREEMENT") among Borrower, Lender, Acadia Realty Limited Partnership ("MANAGER") and Bank of America, N.A., (iv) the Deposit Account Agreement (the "DEPOSIT ACCOUNT AGREEMENT") AMONG Borrower, Lender, Manager and Deposit Bank, (v) the Guaranty of Recourse Obligations (the "GUARANTY") made by Acadia Realty Limited Partnership, a Delaware limited partnership ("GUARANTOR"), (vi) the Certificate of Borrower and (vii) Environmental Indemnity Agreement made by Borrower for the benefit of Lender (the "ENVIRONMENTAL INDEMNITY AGREEMENT"), as each of the foregoing may be (and each of the foregoing defined terms shall refer to such documents as they may be) amended, restated, replaced, supplemented or otherwise modified from time to time.

         Borrower covenants that Borrower is lawfully seized of the estate hereby conveyed and has the right to mortgage, grant, convey and assign the Property, that the Property is unencumbered, and that Borrower will warrant and defend generally the title to the Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy insuring Lender's interest in the Property.

          Borrower represents, warrants, covenants and agrees in favor of Lender as follows:

          SECTION 1. PAYMENT OF PRINCIPAL AND INTEREST. Borrower shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, any prepayment and late charges provided in the Note and all other sums secured by this Instrument.

          SECTION 2. INTENTIONALLY DELETED.

          SECTION 3. APPLICATION OF PAYMENTS. Lender may apply any payments received from or on behalf of Borrower to any of the obligations of Borrower then due under the Loan Documents, in any order determined by Lender. 31142680.DOC

         SECTION 4. CHARGES; LIENS. Borrower shall pay all rents, taxes, charges assessments and impositions attributable to the Property (collectively "TAXES") when due. Unless Lender is paying such Taxes in accordance with Section 25, Borrower shall promptly furnish to Lender all notices of amounts due under this Section, and in the event Borrower shall make payment directly, Borrower shall promptly furnish to Lender receipts evidencing such payments. Except only for the liens and security interests in favor of Lender under this Instrument and the other Loan Documents, which Borrower shall pay and discharge in accordance with the Loan Documents, Borrower shall promptly discharge any lien encumbering all or any portion of or interest in the Property (unless such lien is bonded within 30 days after Borrower first receives notice of such lien), irrespective of the priority of the same. Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property (unless such claims are the subject of a bona fide dispute in which Borrower is contesting the amount or validity thereof).

         SECTION 5. HAZARD INSURANCE. Borrower shall at all times keep the improvements now existing or hereafter erected on the Property insured against all losses, hazards, casualties, liabilities and contingencies as Lender shall reasonably require and in such amounts and for such periods as Lender shall reasonably require. Borrower shall purchase and maintain policies of insurance with respect to the Property in such amounts and covering such risks as shall be satisfactory to Lender, including, but not limited to, the following:

                  (a) Property damage insurance covering loss or damage to the Property caused by fire, lightning, hail, windstorm, explosion, hurricane (to the extent available), vandalism, malicious mischief, t nd, if available and subject to subsection (i) below, coverage for damage or destruction caused by the acts of "Terrorists" (or such policies shall have no exclusion from coverage with respect thereto) and such other losses, hazards, casualties, liabilities and contingencies as are nonnially and usually covered by fire policies in effect where the Property is located endorsed to include all of the extended coverage perils and other broad form perils, including the standard "all risks" clauses. Such policy shall be in an amount not less than that necessary to comply with any coinsurance percentage stipulated in the policy, but not less than 100% of the full replacement cost of the improvements on the Property (without any deduction for depreciation) and shall contain a replacement cost endorsement. The deductible under such policy, if any, shall not exceed the lesser of five percent (5%) of Net Operating Income or $25,000. Further, if any of the improvements or the use of the Property shall at any time constitute legal nonconforming structures or uses under current zoning ordinances, such policy shall contain an "Ordinance or Law Coverage" or "Enforcement" endorsement providing coverage for demolition, increased cost of construction and inability to rebuild.

                  (b) Broad form boiler and machinery insurance in an amount equal to the lesser of 100% of the full replacement cost of the building (without any deduction for depreciation) in which the boiler or similar vessel is located, or $2,000,000. In addition, Lender may require a rider to such policy to extend such coverage to electrical machinery and equipment, air conditioning, refrigeration, and mechanical objects.

                  (c) If the Property is in an area prone to geological phenomena, including, but not limited to, sinkholes, mine subsidence or earthquakes, insurance covering such risks in an amount equal to 100% of the full replacement cost of the improvements on the Property (without any deduction for depreciation), and with a maximum permissible deductible equal to the lesser of $25,000 or 10% of the face value of the policy.

                  (d) Flood insurance if the Property is in an area now or hereafter designated by the Federal Emergency Management Agency as a Zone "A" & "V" Special Hazard Area, or such other Special Hazard Area if Lender so requires in its sole discretion. Such policy shall be in an amount equal to $5,000,000 of flood coverage on the total Property, plus $500,000 of federal flood coverage on each of the buildings at the Property, and shall have a maximum permissible deductible of $3,000.

                  (e) Business interruption or rent loss insurance in an amount equal to the gross income or rentals from the Property for an indemnity period of eighteen months, such amount being adjusted annually.

                  (f) During any period of reconstruction, renovation or alteration of the Property in excess of 10% of the Note, a completed value, "All Risks" Builders Risk form or "Course of Construction" insurance policy in non-reporting form and in an amount satisfactory to Lender in Lender's sole discretion.

                  (g) Commercial General Liability insurance covering bodily injury and death in an amount not less than $1,000,000 per occurrence and $2,000,000 in the aggregate with no deductible, together with at least $10,000,000 excess and/or umbrella liability insurance for any and all claims.

                  (h) If required by applicable state laws, worker's compensation or employer's liability insurance in accordance with such laws.

                  (i) Notwithstanding anything in subsection (a) above to the contrary, Borrower shall be required to obtain and maintain coverage in its property insurance policy (or by a separate policy) against loss or damage by terrorist acts provided that such coverage is available. Borrower shall obtain such coverage from a carrier which otherwise satisfies the rating criteria specified in this Section 5 (a "QUALIFIED CARRIER") or in the event that such coverage is not available from a Qualified Carrier, Borrower shall obtain such coverage from the highest rated insurance company providing such coverage. If such coverage with respect to terrorist acts is available as aforesaid, Borrower shall obtain and maintain such coverage in an amount equal to 100% of the "Full Replacement Cost" of the Property.

                  (j) Such other insurance and endorsements, if any, as Lender may reasonably require from time to time, or which are required by the Loan Documents.

         Each carrier providing any insurance, or portion thereof, required by this Section shall be issued by companies approved by Lender and licensed to do business in the State, with a claims paying ability rating of "A" or better by S&P (and the equivalent by any other Rating Agency) and a rating of A:X or better in the current Best's Insurance Reports; provided, that, the liability insurance required under paragraph (g) of this Section shall be issued by companies approved by Lender and licensed to do business in the State, with a claims paying ability rating of "A" or better by S&P (and the equivalent by any other Rating Agency) and a rating of A:X or better in the current Best's Insurance Reports. Borrower shall cause all insurance (except general public liability insurance) carried in accordance with this Section to be payable to Lender as a mortgagee and not as a coinsured, and, in the case of all policies of insurance carried by each lessee for the benefit of Borrower, if any, to cause all such policies to be payable to Lender as Lender's interest may appear. All premiums on insurance policies shall be paid, in the manner provided under
Section 25(d) hereof, or in such other manner as Lender may designate in writing.

         All insurance policies and renewals thereof (i) shall be in a form acceptable to Lender, (ii) shall provide for a term of not less than one year,
(iii) shall provide by way of endorsement, rider or otherwise that such insurance policy shall not be canceled, endorsed, altered, or reissued to effect a change in coverage unless such insurer shall have first given Lender 30 days prior written notice thereof, (iv) shall include a standard mortgagee clause in favor of and in form acceptable to Lender, (v) shall provide for claims to be made on an occurrence basis, except that boiler and machinery coverage may be made on an accident basis, and (vi) shall contain an agreed value clause updated annually (if the amount of coverage under such policy is based upon the replacement cost of the Property). All property damage insurance policies (except for flood and earthquake policies) must automatically reinstate after each loss.

         Notwithstanding anything to the contrary contained herein, the insurance coverages required under this Section 5 may be effected under a blanket policy or policies covering the Property and other property and assets not constituting a part of the security for the Loan; provided that Borrower shall provide evidence reasonably satisfactory to Lender that the insurance premiums for the Property are separately allocated under such policy to the Property and that (i) payment of such allocated amount shall maintain the effectiveness of such policy as to the Property notwithstanding the failure of payment of any other portion of premiums, and (ii) overall insurance limits will under no circumstance limit the amount that will be paid in respect of the Property, and provided further that any such blanket policy shall contain an amendment setting forth that (A) the aggregate limit under such policy shall apply separately to each property covered thereunder, and (B) unless otherwise agreed to by Lender (which consent shall not be unreasonably withheld), the limit of such policy shall be a "true blanket limit" and not limited by a schedule of values for the properties covered thereby (any such blanket policies which complies with such conditions, an "ACCEPTABLE BLANKET POLICY").

         Lender shall have the right to hold the policies, and Borrower shall promptly furnish to Lender all renewal notices and all receipts of paid premiums. Not less than five (5) days prior to the expiration date of any insurance policy required hereunder, a certificate of insurance evidencing the renewal of such policy, together with evidence satisfactory to Lender of payment in full of the annual premium therefor, shall be delivered by Borrower to Lender. Not more than forty-five (45) days after to the expiration date of any insurance policy required hereunder, Borrower shall deliver to Lender a renewal insurance policy in form satisfactory to Lender.

          If the Property is damaged or destroyed, in whole or in part, by fire or other casualty (a "CASUALTY"), Borrower shall give immediate written notice thereof to Lender and to the insurance carrier. If a Casualty covered by any of the policies of insurance (an "INSURED CASUALTY") occurs where the loss does not exceed $1,000,000, provided no Event of Default has occurred and is continuing, Borrower may settle and adjust any claim without the prior consent of Lender; provided such adjustment is carried out in a competent and timely manner, and Borrower is hereby authorized to collect and receipt for the insurance proceeds. In the event of an Insured Casualty where the loss equals or exceeds $1,000,000 (a "SIGNIFICANT CASUALTY"), Borrower may settle and adjust any claim with the prior consent of Lender (which consent shall not be unreasonably withheld or delayed) unless an Event of Default has occurred and is continuing in which case Lender may settle and adjust any claim without the consent of Borrower and agree with the insurer(s) on the amount to be paid on the loss, which settlement and adjustment shall be in Lender's sole and absolute discretion. The proceeds with respect to any Significant Casualty shall be due and payable solely to Lender and held by Lender in the Casualty/Condemnation Subaccount and disbursed in accordance herewith. If Borrower or any party other than Lender is a payee on any check representing insurance proceeds with respect to a Significant

Casualty, Borrower shall immediately endorse, and cause all such third parties to endorse, such check payable to the order of Lender. Borrower hereby irrevocably appoints Lender as its attorney-infact, coupled with an interest, to endorse such check payable to the order of Lender. Borrower further authorizes Lender, at Lender's option, (a) to hold the balance of such proceeds with respect to any Significant Casualty to be used to reimburse Borrower for the cost of reconstruction or repair of the Property or (b) subject to the immediately following paragraph, to apply such proceeds to the payment of the sums secured by this Instrument whether or not then due, in any order. The expenses incurred by Lender in the settlement, adjustment and collection of any insurance proceeds shall become part of the Debt and shall be reimbursed by Borrower to Lender upon demand.

          Lender shall not exercise Lender's option to apply insurance proceeds to the payment of the sums secured by this Instrument if all of the following conditions are met: (i) no Event of Default has occurred which is then continuing; (ii) Lender deteimines that there will be sufficient funds to restore and repair the Property to the Pre-existing Condition (as hereinafter defined); (iii) Lender agrees in writing that the rental income of the Property, after restoration and repair of the Property to the Pre-existing Condition, will be sufficient to meet all operating costs and other expenses, payments for reserves and loan repayment obligations (including any obligations under any permitted subordinate financing) relating to the Property and maintain a Debt Service Coverage Ratio of at least 1.25 to 1.0; (iv) Lender deteiiiiines that restoration and repair of the Property to the Pre-existing Condition will be completed within one year of the date of the loss or casualty to the Property, but in no event later than six months prior to the Maturity Date; (v) less than 30 percent of the total floor area of the improvements has been damaged, destroyed or rendered unusable as a result of such fire or other casualty; (vi) tenant leases demising in the aggregate at least 65% of the total rentable space at the Property in effect as of the date of the occurrence of such fire or other casualty remain in full force and effect during and after the completion of the restoration and repair of the Property; and (vii) Lender is reasonably satisfied that the Property can be restored and repaired as nearly as possible to the condition it was in immediately prior to such casualty and in compliance with all applicable zoning, building and other laws and codes (the "PRE-EXISTING CONDITION"). If Lender elects to make the insurance proceeds available for the restoration and repair of the Property, Borrower agrees that, if at any time during the restoration and repair, the cost of completing such restoration and repair, as determined by Lender, exceeds the undisbursed insurance proceeds, Borrower shall, immediately upon demand by Lender, deposit the amount of such excess with Lender, and Lender shall first disburse such deposit to pay for the costs of such restoration and repair on the same terms and conditions as the insurance proceeds are disbursed.

          If the insurance proceeds are held by Lender to reimburse Borrower for the cost of restoration and repair of the Property, then Borrower shall restore the Property to the equivalent of its original condition or such other condition as Lender may approve in writing, and Borrower shall promptly begin such restoration and at all times thereafter diligently prosecute such restoration to completion. Lender may, at Lender's option, condition disbursement of said proceeds on Lender's approval of such plans and specifications of an architect satisfactory to Lender, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments; and satisfaction of liens as Lender may reasonably require. If the insurance proceeds are applied to the payment of the sums secured by this Instrument, any such application of proceeds to principal shall not extend or postpone the due dates of the monthly installments due under the Note, under
Section 25(d) hereof, or otherwise under the Loan Documents, or change the amounts of such installments. If the Property is sold at foreclosure or pursuant to power of sale or if Lender acquires title to the Property, Lender shall have all of the right, title and interest of Borrower in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to the Property prior to such sale or acquisition.

          SECTION 6. PRESERVATION AND MAINTENANCE OF PROPERTY. Borrower (a) shall not commit waste or permit impairment or deterioration of the Property,
(b) shall not abandon the Property, (c) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep the Property, including improvements, fixtures, equipment, machinery and appliances thereon in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, (e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) shall provide for management of the Property by Acadia Realty Limited Partnership, or otherwise provide for professional third-party management of the Property by a commercial property manager with substantial experience in managing properties of the applicable kind, and otherwise satisfactory to Lender, pursuant to a contract approved by Lender in writing, unless such requirement shall be waived by Lender in writing, (g) shall generally operate and maintain the Property in a manner to ensure maximum rentals, and (h) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Property, the security of this Instrument or the rights or powers of Lender. Neither Borrower nor any tenant or other person shall remove, demolish or alter any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

         SECTION 7. USE OF PROPERTY. Unless required by applicable law or unless Lender has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Instrument was executed. Borrower shall not subdivide the Property or initiate or acquiesce in a change in the zoning classification of the Property without Lender's prior written consent.

         SECTION 8. PROTECTION OF LENDER'S SECURITY. If Borrower fails to perform the covenants and agreements contained in this Instrument, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Lender therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, Lender, at Lender's option, may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender's interest, including, but not limited to, (i) disbursement of attorney's fees, (ii) entry upon the Property to make repairs,
(iii) procurement of satisfactory insurance as provided herein, (iv) the payment of any Taxes then due and payable, and (v) payment of any other amounts contemplated in any of the Loan Documents. Any amounts disbursed by Lender pursuant to this Section, with interest thereon, shall become additional indebtedness of Borrower secured by this Instrument. Unless Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable upon demand and shall bear interest from the date of disbursement at the rate then applicable to principal under the Note unless collection from Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law. Nothing contained in this Section or elsewhere in any of the Loan Documents shall require Lender to incur any expense or take any action hereunder.

         SECTION 9. INSPECTION. Lender may make or cause to be made reasonable entries upon and inspections of the Property including, but not limited to, Phase I and/or Phase II environmental audits and inspections.

         SECTION 10. BOOKS AND RECORDS. Borrower shall keep and maintain at all times at Borrower's address stated herein, or such other place as Lender may approve in writing, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Property and copies of all written contracts, leases and other instruments which affect the Property. Such books, records, contracts, leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender.

          Borrower shall furnish to Lender annually, within 120 days after each calendar year, a complete copy of Borrower's annual financial statements prepared as a compilation (without a review and without disclosures) by a "big four" accounting firm or another independent certified public accountant reasonably acceptable to Lender, each in accordance with GAAP or a federal income tax basis of accounting, in either case, consistently applied, and containing balance sheets and statements of profit and loss for Borrower and the Property in such detail as Lender may reasonably request. Each such statement
(x) shall be in form and substance satisfactory to Lender, (y) shall set forth the financial condition and the income and expenses for the Property for the immediately preceding calendar year, including statements of annual Net Operating Income as well as (1) a list of commercial tenants, if any, occupying more than twenty percent of the rentable space of the Property, (2) a breakdown showing (a) the year in which each commercial Lease then in effect expires, and
(b) the percentage of rentable space covered by such commercial Lease as stated in such Lease, and (z) shall be accompanied by an Officer's Certificate (as defined in Section 25 hereof) certifying (1) that such statement is true, correct, complete and accurate and presents fairly the financial condition of the Property and has been prepared in accordance with GAAP or a federal income tax basis of accounting, in either case, consistently applied, and (2) whether there exists an Event of Default, and if so, the nature thereof, the period of time it has existed and the action then being taken to remedy it.

         On or before the 45th day after the end of each three-month fiscal quarter of Borrower (which may include months for which reports shall have been submitted under the prior sentence), Borrower shall deliver to Lender management prepared financial statements for such quarter. Each set of such financial statements (i) shall consist of an operating statement of income and expenses of the Property, (ii) shall be in form and detail reasonably satisfactory to Lender and (iii) shall be accompanied by an Officer's Certificate certifying that the applicable statements are true, complete, and accurate and do not omit to state any material information. All of such financial statements shall provide information for the applicable month or quarter and on a year-to-date basis (and at the end of the fourth quarter, for the year).

         Borrower shall furnish, together with the foregoing financial statements and at any other time upon Lender's request, a rent schedule for the Property, certified by Borrower, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable and the rent paid.

         In addition to the above delivery of financial statements and rent schedule, Borrower shall deliver to Lender updated versions of such financial statements at any other time upon Lender's request, including operating statements of income and expenses of the Property. Borrower shall also furnish to Lender, during any Cash Management Period, the Annual Budget in accordance with Section 28(h) of this Instrument. Further, Borrower shall provide to Lender, as soon as the same are available to Borrower, all financial statements and sales reports received from any tenant at the Property.

         SECTION 11. CONDEMNATION. Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding affecting the Property (a "CONDEMNATION") and shall deliver to Lender copies of any and all papers served in connection with such Condemnation. Following the occurrence of a Condemnation, Borrower, regardless of whether an Award is available, shall promptly proceed to restore, repair, replace or rebuild the Property in accordance with Legal Requirements to the extent practicable to be of at least equal value and of substantially the same character (and to have the same utility) as prior to such Condemnation. If a Condemnation occurs where the award or payment in respect thereof (an "AWARD") does not exceed $500,000 or which results in the taking of 5% or less of the Property, provided no Event of Default has occurred and is continuing, Borrower may make any compromise, adjustment or settlement in connection with such Condemnation without the prior consent of Lender; provided such adjustment is carried out in a competent and timely manner, and Borrower is hereby authorized to collect and receipt for the Award. In the event of a Condemnation where the Award is in excess of $500,000 or which results in the taking of more than 5% of the Property, Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any Award and, so long as no Event of Default is continuing, with Borrower's consent (which consent shall not be unreasonably withheld or delayed) to make any compromise, adjustment or settlement in connection with such Condemnation. Borrower shall cause any Award that is payable to Borrower to be paid directly to Lender. Lender shall hold such Award in the Casualty/Condemnation Subaccount and disburse such Award in accordance with the terms hereof.

          Borrower authorizes Lender to apply such Award, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to restoration or repair of the Property or to payment of the sums secured by this Instrument, whether or not then due, in the order determined by Lender, with the balance, if any, to Borrower. Unless Borrower and Lender otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of the monthly installments due hereunder or under any of the Loan Documents or change the amount of such installments. Borrower agrees to execute such further evidence of assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or taking as Lender may require.

          SECTION 12. BORROWER AND LIEN NOT RELEASED. From time to time, Lender may, at Lender's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns or of any junior lienholder or guarantors, without liability on Lender's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in this Instrument, extend the time for payment of said indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, modify the terms and time of payment of said indebtedness, release from the lien of this Instrument any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable thereunder. Any actions taken by Lender pursuant to the terms of this Section shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of lien hereof on the Property. Borrower shall pay Lender a reasonable service charge, together with such title insurance premiums and attorney's fees as may be incurred at Lender's option, for any such action if taken at Borrower's request.

         SECTION 13. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Collateral which, under applicable law, may be subject to a security interest pursuant to the Unifoiin Commercial Code, and Borrower hereby grants Lender a security interest in said items. Borrower agrees that Lender may file this Instrument, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Collateral. Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Lender, upon Lender's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Instrument in such form as Lender may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Lender may reasonably require. Without the prior written consent of Lender, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Instrument, including the covenants to pay when due all sums secured by this Instrument, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, may also invoke the remedies provided herein or in any of the Loan Documents, or pursuant to any applicable law as to such items. In exercising any of said remedies, Lender may proceed against the items of real property and any items of personal property specified above as part of the Collateral separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or of the remedies provided herein or in any of the Loan Documents. For purposes of the Security Agreement and the fixture filing, the Borrower shall constitute the "DEBTOR" and shall have the address specified in the first paragraph of this Instrument and the Lender shall constitute the "SECURITY PARTY" and shall have the address specified in the first paragraph of this Instrument.

         SECTION 14. LEASES OF THE PROPERTY. Borrower shall comply with and observe Borrower's obligations as landlord under all leases of the Property or any part thereof. Borrower will not lease any portion of the Property for any use contrary to the existing character of the Property except with the prior written approval of Lender. Borrower may execute or modify, without Lender's prior written consent, any lease of space at the Property now existing or hereafter made which affects less than 5,000 square feet of space at the Property and provided the term of such lease is five years or less (an "EXEMPT LEASE") provided such lease:

                           (i) is on a standard lease form pre-approved by
Lender;

                           (ii) is at a net effective rent (after taking into
account any free rent, construction allowances or other concessions granted by landlord) no less than the current actual rent or fair market rent then prevailing for similar properties and leases in the market area;

                           (iii) contains rent or other concessions which are
legally required or are otherwise customary and reasonable for similar properties and leases in the market area;

                           (iv) represents a bona fide arm's length transaction;

                           (v) does not permit any use which would violate any
provision of any existing lease or is otherwise inconsistent with the uses and quality of existing tenants;

                           (vi) is provided to Lender within ten days after
execution;

                           (vii) as modified or amended does not become a lease
which fails to satisfy the criteria for an Exempt Lease pursuant to this Section;

                           (viii) as modified or amended does not materially
modify the financial terms of Borrower's standard form of lease or materially reduce the rights and remedies of the Borrower or Lender under said standard lease;

                           (ix) is subordinate by its terms to this Instrument
provided that Lender shall have agreed to provide such tenant with a non-disturbance agreement in form and substance reasonably acceptable to Lender; provides that the tenant thereunder is required to attorn to Lender, such attornment to be effective upon Lender's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Lender may from time to time request; that the attornment of the tenant shall not be terminated by foreclosure; that in no event shall Lender, as holder of this Instrument or as successor landlord, be liable to the tenant for any act or omission of any prior landlord or for any liability or obligation of any prior landlord occurring prior to the date that Lender or any subsequent owner acquire title to the Property; and that Lender may, at Lender's option, accept or reject such attornment.

         Borrower shall be required to obtain Lender's consent, which shall not be unreasonably withheld, for the creation of any lease and subleases at the Property other than an Exempt Lease. The request for approval of each such proposed lease shall be made to Lender in writing and Borrower shall furnish to Lender (and any loan servicer specified from time to time by Lender): (i) such biographical and financial infoiination about the proposed tenant as Lender may reasonably require in conjunction with its review, (ii) a copy of the proposed form of lease, and (iii) a summary of the material terms of such proposed lease (including, without limitation, rental terms and the teuii of the proposed lease and any options). Lender's failure to approve or disapprove any such lease or sublease within ten (10) Business Days after Lender's receipt of such request shall be deemed to constitute Lender's approval thereof.

         As to all leases other than Exempt Leases, Borrower shall not, without the prior written consent of Lender (which shall not be unreasonably withheld),
(i) cancel, amend or modify any such lease, (ii) approve any assignment, sublease or underlease of any such lease, or (iii) cancel or modify any guaranty, or release any security deposit or letter of credit constituting security pertaining to any such lease. Lender's failure to approve or disapprove any of the matters described in the preceding sentence within ten (10) Business Days after Lender's receipt of such request shall be deemed to constitute Lender's approval thereof.

         Borrower shall promptly send Lender copies of any notices of default received fro e tenant under any lease; and will enforce (short of terminating such lease) the performance by he tenant of the tenant's obligations under any lease.

         Except for security deposits, no lease, whether an Exempt Lease or otherwise, shall provide for payment of rent more than one month in advance, and Borrower shall not under any circumstances collect any such rent more than one month in advance.

         Borrower, at Lender's request, shall furnish Lender with executed copies of all leases hereafter made of all or any part of the Property, and all leases hereafter entered into (other than Exempt Leases) will be in foiln and substance subject to the approval of Lender. All leases of the Property or a separate agreement in recordable fouu and substance satisfactory to Lender shall specifically provide that such leases are subordinate to this Instrument; that the tenant attorns to Lender, such attornment to be effective upon Lender's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Lender may from time to time request; that the attornment of the tenant shall not be terminated by foreclosure; that in no event shall Lender, as holder of this Instrument or as successor landlord, be liable to the tenant for any act or omission of any prior landlord or for any liability or obligation of any prior landlord occurring prior to the date that Lender or any subsequent owner acquire title to the Property; and that Lender may, at Lender's option, accept or reject such attornment. Notwithstanding the foregoing, Lender agrees to enter into a non-disturbance agreement with any tenant at the Property, which agreement shall be in form and substance and on terms and conditions reasonably acceptable to Lender. Except as otherwise provided in this Section, Borrower shall not, without Lender's written consent,
(1) execute, modify, surrender or terminate, either orally or in writing, any lease at the Property now existing or hereafter made of all or any part of the Property, (2) permit an assignment or sublease of a lease, or (3) request or consent to the subordination of any lease of all or any part of the Property to any lien subordinate to this Instrument. Notwithstanding the foregoing and provided that (i) no Event of Default is continuing and (ii) the total occupancy level at the Property remains in excess of 92% (after giving effect to the termination in question), Borrower may, without Lender's consent, teiininate a Lease which covers less than 5,000 rentable square feet provided that (i) the tenant under such Lease is in default under such Lease and (ii) Borrower shall give Lender not less than thirty (30) days prior written notice specifying the date on which Borrower will terminate such Lease. If Borrower becomes aware that any tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, Borrower shall (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (ii) notify Lender thereof and of the amount of said set-offs, and
(iii) within ten days after such accrual, reimburse the tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such set-off and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction.

         Upon Lender's request, Borrower shall absolutely assign to Lender, by written instrument satisfactory to Lender, all leases now existing or hereafter made of all or any part of the Property and all security deposits made by tenants in connection with such leases of the Property. Upon assignment by Borrower to Lender of any leases of the Property, Lender shall have all of the rights and powers possessed by Borrower prior to such assignment and Lender shall have the right to modify, extend or terminate such existing leases and to execute new leases, in Lender's sole discretion.

            SECTION 15. TRANSFERS OF THE PROPERTY OR BENEFICIAL IN ERESTS IN BORROWER.

                     (a) As used in this Section 15 and elsewhere in this Instrument, the following capitalized terms shall have the respective meanings set forth below:

                         (i) "CONTROL": with respect to any Person, either (i) ownership directly or indirectly of 49% or more of all equity interests in such Person or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, by contract or otherwise.

                         (ii) "KEY PRINCIPALS": Acadia Realty Limited
   Partnership, a Delaware limited partnership, and Acadia Realty Trust, a Maryland real estate investment trust.


                         (iii) "Permitted Encumbrances": (i) the liens created
by the Loan Documents, (ii) all liens and other matters disclosed in Lender's title insurance policy, (iii) liens, if any, for Taxes not yet due and payable and not delinquent and (iv) any workers', mechanics' or other similar liens on the Property provided that any such Lien is bonded or discharged within 30 days after Borrower first receives notice of such lien and (v) such other title and survey exceptions as Lender approves in writing in Lender's discretion.

                         (iv) "PERMITTED TRANSFERS": (i) a Lease entered into in
accordance with the Loan Documents, (ii) a Permitted Encumbrance, (iii) a Transfer and Assumption, (iv) provided that no Event of Default shall then exist, (1) a Transfer of an indirect interest in Borrower other than the general partnership interest held by Managing Entity (as defined in Section 29 hereof),
(2) a Transfer of publicly traded shares in Acadia Realty Trust or (3) a Transfer of an interest in the Managing Entity to any Person, in either case, provided that (A) such Transfer shall not (x) cause the transferee (other than any Key Principal), together with its Affiliates, to acquire Control of Borrower or the Managing Entity or to increase its direct or indirect interest in Borrower or in the Managing Entity to an amount which equals or exceeds 49% or
(y) result in Borrower or the Managing Entity no longer being Controlled by any Key Principal, (B) after giving effect to such Transfer, Key Principals (in the aggregate) shall continue to own at least 51 % of all equity interests (direct or indirect) in Borrower, (C) Borrower shall give Lender notice of such Transfer together with copies of all instruments effecting such Transfer not less than 10 days prior to the date of such Transfer, and (D) the legal and financial structure of Borrower and its members and the single purpose nature and bankruptcy remoteness of Borrower and its members after such Transfer, shall satisfy Lender's then current applicable underwriting criteria and requirements,
(v) provided that no Event of Default shall then exist, a Transfer of a direct or indirect interest in Borrower or Managing Entity that occurs by devise or bequest or by operation of law upon the death of a natural person that was the holder of such interest to a member of the immediate family of such interest holder or a trust established for the benefit of such immediate family member, provided that (A) no such Transfer shall result in a change of the day to day operations of the Property, (B) Borrower shall give Lender notice of such Transfer together with copies of all instruments effecting such Transfer not less than 20 days after the date of such Transfer, (C) the legal and financial structure of Borrower and Managing Entity, and the single purpose nature and bankruptcy remoteness of Borrower and Managing Entity after such Transfer, shall satisfy Lender's then current applicable underwriting criteria and requirements,
(D) if any such Transfer would result in a change of Control of Borrower or Managing Entity and occurs prior to the occurrence of a Secondary Market Transaction, such Transfer is approved by Lender in writing within 30 Business Days after any such Transfer, and (E) if any such Transfer would result in a change of Control of Borrower or Managing Entity and occurs after the occurrence of a Secondary Market Transaction, Borrower, at Borrower's sole cost and expense, shall, within 30 Business Days after any such Transfer, (a) deliver (or cause to be delivered) if required by Lender or any Rating Agency a Rating Comfort Letter to Lender, (b) obtain the prior written consent of Lender which shall not be unreasonably withheld and (c) reimburse Lender for all reasonable expenses incurred by Lender in connection with such Transfer, or (vi) provided that no Event of Default shall then exist, a Transfer of a direct or indirect interest in Borrower or Managing Entity to any Person (other than any Key Principal) (the "NEW SPONSOR"), pursuant to which, after giving effect to such Transfer, the New Sponsor, together with its Affiliates, acquires Control of

Borrower or the Managing Entity or holds a direct or indirect interest in Borrower or in Managing Entity in an amount equaling or exceeding 49% provided that (A) Lender consents to such Transfer, which consent shall not be unreasonably withheld, (B) Borrower delivers to Lender evidence reasonably satisfactory to Lender showing that, after giving effect to such Transfer, Borrower and Managing Entity remain in full compliance with Section 29 hereof, as the provisions thereof may be modified by Lender taking into account the ownership structure of New Sponsor and its Affiliates, (C) if the Loan (as defined in Section 32(e) hereof), by itself or together with other loans, has been the subject of a Secondary Market Transaction, then Lender shall have received a Rating Comfort Letter from the applicable Rating Agencies, (D) if the Loan has not been the subject of a Secondary Market Transaction, then Lender shall have detei_mined in its reasonable discretion (taking into consideration such factors as Lender may determine, including the attributes of the loan pool in which the Loan might reasonably be expected to be securitized) that no rating for any securities that would be issued in connection with such securitization will be diminished, qualified, or withheld by reason of such Transfer to New Sponsor, (E) the identity, experience, and financial condition of the New Sponsor shall be satisfactory to Lender in its reasonable discretion, (F) a replacement guarantor(s) (the identity, experience and financial condition of which shall be satisfactory to Lender in its reasonable discretion) shall execute and deliver to Lender any and all documents reasonably required by Lender, in folin and substance reasonably required by Lender, in Lender's sole discretion, after which Guarantor shall be released from all liabilities and obligations under the Guaranty, and (G) counsel to New Sponsor and replacement guarantor(s) shall deliver to Lender opinions in form and substance satisfactory to Lender as to such matters as Lender shall reasonably require, which may include opinions as to substantially the same matters as were required in connection with the origination of the Loan.

                           (v) "PERSON": any individual, corporation,
partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other person or entity, and any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

                           (vi) "RATING AGENCY": each of Standard & Poor's
Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Fitch IBCA Duff & Phelps ("Fitch") or any other nationally-recognized statistical rating organization to the extent any of the foregoing have been engaged by Lender or its designee in connection with or in anticipation of any Secondary Market Transaction.

                           (vii) "RATING COMFORT LETTER": a letter issued by
each of the applicable Rating Agencies which confirms that the taking of the action referenced to therein will not result in any qualification, withdrawal or downgrading of any existing ratings of Securities created in a Secondary Market Transaction.

                           (viii) "SECONDARY MARKET TRANSACTION": any of (i) the
sale, assignment, or other transfer of all or any portion of the loan evidenced by the Note and this Instrument or the Loan Documents or any interest therein to one or more investors, (ii) the sale, assignment, or other transfer of one or more participation interests in the loan evidenced by the Note and this Instrument or Loan Documents to one or more investors, or (iii) the transfer or deposit of all or any portion of the loan evidenced by the Note and this Instrument or Loan Documents to or with one or more trusts or other entities which may sell certificates or other instruments to investors evidencing an ownership interest in the assets of such trust or the right to receive income or proceeds therefrom.

                           (IX) "TRANSFER": any sale, conveyance, transfer,
lease or assignment, or the entry into any agreement to sell, convey, transfer, lease or assign, whether by law or otherwise, of, on, in or affecting (i) all or part of the Property (including any legal or beneficial direct or indirect interest therein), (ii) any direct or indirect interest in Borrower (including any profit interest), or (iii) any direct or indirect interest in the Managing Entity.

                           (X) "TRANSFER AND ASSUMPTION": is defined in
paragraph (c) of this Section 15.

                  (b) Borrower shall not directly or indirectly make, suffer or pennit the occurrence of any Transfer other than a Permitted Transfer.

                  (c) Notwithstanding the foregoing, Borrower shall have a one-time right to Transfer the Property to another party (the "TRANSFEREE BORROWER") and have the Transferee Borrower assume all of Borrower's obligations under the Loan Documents, and have replacement guarantors and indemnitors assume all of the obligations of the indemnitors and guarantors of the Loan Documents (collectively, a "TRANSFER AND ASSUMPTION"). Borrower may make a written application to Lender for Lender's consent to the Transfer and Assumption, subject to the conditions set forth in subparagraphs (i) and (ii) of this paragraph (c). Together with such written application, Borrower will pay to Lender the reasonable review fee then required by Lender. Borrower also shall pay on demand all of the reasonable costs and expenses incurred by Lender, including reasonable attorneys' fees and expenses, and including the fees and expenses of Rating Agencies and other outside entities, in connection with considering any proposed Transfer and Assumption, whether or not the same is permitted or occurs.

                           (i) Lender's consent, which may be withheld in
Lender's reasonable discretion, to a Transfer and Assumption shall be subject to the following conditions:

                                            (2) Borrower has submitted to Lender
                  true, correct and complete copies of any and all information and documents of any kind reasonably requested by Lender concerning the Property, Transferee Borrower, replacement guarantors and indemnitors and Borrower;

                                            (3) Evidence reasonably satisfactory
                  to Lender has been provided showing that the Transferee Borrower and such of its Affiliates as shall be designated by Lender comply and will comply with Section 29 hereof, as those provisions may be modified by Lender taking into account the ownership structure of Transferee Borrower and its Affiliates;

                                            (4) If the Loan (as defined in
                  Section 32(e) hereof), by itself or together with other loans, has been the subject of a Secondary Market Transaction, then Lender shall have received a Rating Comfort Letter from the applicable Rating Agencies;

                                            (1)

     No Event of Default has occurred and is continuing;


                                            (5) If the Loan has not been the
                  subject of a Secondary Market Transaction, then Lender shall have determined in its reasonable discretion (taking into consideration such factors as Lender may determine, including the attributes of the loan pool in which the Loan might reasonably be expected to be securitized) that no rating for any securities that would be issued in connection with such securitization will be diminished, qualified, or withheld by reason of the Transfer and Assumption;

                                            (6) Borrower shall have paid all of
                  Lender's reasonable costs and expenses in connection with considering the Transfer and Assumption, and shall have paid the amount reasonably requested by Lender as a deposit against Lender's costs and expenses in connection with effecting the Transfer and Assumption;

                                            (7) Borrower, the Transferee
                  Borrower, and the replacement guarantors and indenmitors shall have indicated in writing in form and substance reasonably satisfactory to Lender their readiness and ability to satisfy the conditions set forth in subsection (ii) below; and

                                            (8) The identity, experience, and
                  financial condition of the Transferee Borrower and the replacement guarantors and indemnitors shall be satisfactory to Lender in its reasonable discretion.

                           (ii) If Lender consents to the Transfer and
Assumption, the Transferee Borrower and/or Borrower as the case may be, shall immediately deliver the following to Lender:

                                            (1) Borrower shall deliver to Lender
                  an assumption fee in the amount of 1.00% of the then unpaid Principal;

                                            (2) Borrower, Transferee Borrower
                  and the original and replacement guarantors and indemnitors shall execute and deliver to Lender any and all documents reasonably required by Lender, in form and substance reasonably required by Lender, in Lender's sole discretion;

                                            (3) Counsel to the Transferee
                  Borrower and replacement guarantors and indemnitors shall deliver to Lender opinions in foiui and substance satisfactory to Lender as to such matters as Lender shall reasonably require, which may include opinions as to substantially the same matters as were required in connection with the origination of the Loan;

                                            (4) Borrower shall cause to be
                  delivered to Lender, an endorsement (relating to the change in the identity of the vestee and execution and delivery of the Transfer and Assumption documents) to Lender's title insurance policy in form and substance acceptable to Lender, in Lender's reasonable discretion (the "ENDORSEMENT"); and

                                            (5) Borrower shall deliver to Lender
                  a payment n the amount of all remaining unpaid costs incurred by Lender in connection with the Transfer and Assumption, including but not limited to, Lender's reasonable attorneys fees and expenses, all recording fees, and all fees payable to the title company for the delivery to Lender of the Endorsement.

          SECTION 16. FURTHER ENCUMBRANCES. Except only for the liens and security interests in favor of Lender under this Instrument and the other Loan Documents, without Lender's prior written consent, which Lender may withhold in its sole discretion, Borrower shall not execute, cause, allow or suffer any mortgage, deed of trust, deed to secure debt, assignment of leases or rents, statutory lien, mechanic's lien or other similar involuntary lien (with respect to any such statutory lien, mechanic's lien or other similar involuntary lien, unless such lien is bonded or discharged within 30 days after Borrower first receives notice of such lien), irrespective of its priority, to encumber all or any portion of the Property or the leases, rents or profits thereof, or any interest in any of the foregoing.

          SECTION 17. GENERAL INDEMNITY. In addition to any other indemnification obligation set forth elsewhere in the Loan Documents, Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Lender and its shareholders, directors, officers, agents, employees, contractors, attorneys, servicers, and successors and assigns (the "INDEMNIFIED PARTIES") from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, or punitive damages, of whatever kind or nature (including, but not limited to attorneys' fees and other costs of defense) (the "LOSSES") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following (but excluding Losses arising out of Lender's gross negligence or willful misconduct): (a) ownership of this Instrument or any of the Loan

Documents, or ownership of the Property or any interest therein, or demand for or receipt of any Rents; (b) any amendment to, or restructuring of, any of the Loan Documents or the obligations evidenced or secured thereby; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of any of the Loan Documents, whether or not suit is filed in connection with same, or in connection with Borrower, any guarantor or indemnitor and/or any member, partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Borrower to perfoim or be in compliance with any of the terms of any of the Loan Documents; (g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Instrument is made; (i) any failure of the Property to be in compliance with any applicable laws; {j) the enforcement by any Indemnified Party of the provisions of this Section; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the teams, covenants, or agreements contained in any Lease; (1) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the loan evidenced by the Note; or (m) any misrepresentation made by Borrower in any of the Loan Documents. Any amounts payable to any Indemnified Party by reason of the application of this Section shall become immediately due and payable upon demand and shall bear interest at rate then applicable to principal outstanding under the Note.

         SECTION 18. ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION. As part of the consideration for the indebtedness evidenced by the Note, Borrower hereby absolutely and unconditionally assigns and transfers to Lender all the rents and revenues of the Property, including those now due, past due, or to become due by virtue of any lease or other agreement for the occupancy or use of all or any part of the Property, regardless of to whom the rents and revenues of the Property are payable. Borrower hereby authorizes Lender or Lender's agents to collect the aforesaid rents and revenues and hereby directs each tenant of the Property to pay such rents to Lender or Lender's agents; provided, however, that prior to written notice given by Lender to Borrower of an Event of Default, Borrower shall collect and receive all rents and revenues of the Property as trustee for the benefit of Lender and Borrower, to apply the rents and revenues so collected to the sums secured by this Instrument in any order determined by Lender, so long as no such Event of Default has occurred, to the account of Borrower, it being intended by Borrower and Lender that this assignment of rents constitutes an absolute assignment and not an assignment for additional security only. Upon delivery of written notice by Lender to Borrower of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Lender shall immediately be entitled to possession of all rents and revenues of the Property as specified in this Section as the same become due and payable, including, but not limited to, rents then due and unpaid, and all such rents shall immediately upon delivery of such notice and during the continuance of such Event(s) of Default be held by Borrower as trustee for the benefit of Lender only; provided, however, that the written notice by Lender to Borrower of such Event(s) of Default shall contain a statement that Lender exercises its rights to such rents. Borrower agrees that commencing upon delivery of such written notice of Borrower's breach by Lender to Borrower, each tenant of the Property shall make such rents payable to and pay such rents to Lender or Lender's agents on Lender's written demand to any tenant therefor, delivered to such tenant personally, by mail or by delivering such demand to the tenant at its location in the Property, without any liability on the part of said tenant to inquire further as to the existence of a default by Borrower. Borrower hereby covenants that Borrower has not executed any prior assignment of said rents, that Borrower has not performed, and will not perfoiin, any acts or has not executed, and will not execute, any instrument which would prevent Lender from exercising its rights under this Section, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any of the rents of the Property for more than one month prior to the due dates of such rents. Borrower covenants that Borrower will not hereafter collect or accept payment of any rents of the Property more than one month prior to the due dates of such rents. Borrower further covenants that Borrower will execute and deliver to Lender such further assignments of rents and revenues of the Property as Lender may from time to time request.

          Upon an Event of Default, or upon Borrower's breach of any material covenant of Borrower as landlord or lessor under any lease beyond applicable notice and cure periods, Lender shall be entitled to the appointment of a receiver for the Property, without notice to Borrower or any other person or entity and Lender may in person, by agent or by a courtappointed receiver, regardless of the adequacy of Lender's security, enter upon and take and maintain full control of the Property in order to perfoi in all acts necessary and appropriate for the operation and maintenance thereof including, but not limited to, the execution, cancellation or modification of leases, the collection of all rents and revenues of the Property, the enforcement or fulfillment of any terms, condition or provision of any lease, the making of repairs to the Property and the execution or termination of contracts providing for the management or maintenance of the Property, all on such terms as are deemed best to protect the security of this Instrument. In the event Lender elects to seek the appointment of a receiver for the Property upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Borrower hereby expressly consents to the appointment of such receiver. Lender or the receiver shall be entitled to receive a reasonable fee for so managing the Property.

          All rents and revenues collected subsequent to delivery of written notice by Lender to Borrower that an Event of Default has occurred and during the continuance of such Event of Default shall be applied first to the costs, if any, of taking control of and managing the Property and collecting the rents, including, but not limited to, attorney's fees, receiver's fees, premiums on receiver's bonds, costs of repairs to the Property, premiums on insurance policies, Taxes, and the costs of discharging any obligation or liability of Borrower as lessor or landlord of the Property and then to the sums secured by this Instrument. Lender or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those rents actually received. Other than for Lender's gross negligence or willful misconduct under this Section, Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Property by reason of anything done or left undone by Lender under this Section.

          If the rents of the Property are not sufficient to meet the costs, if any, of taking control of and managing the Property and collecting the rents, any funds expended by Lender for such purposes shall become indebtedness of Borrower to Lender secured by this Instrument pursuant to Section 8 hereof. Unless Lender and Borrower agree in writing to other temis of payment, such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Note unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law.

          Any entering upon and taking and maintaining of control of the Property by Lender or the receiver and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Lender under applicable law or provided herein. This assignment of rents of the Property shall terminate at such time as this Instrument ceases to secure indebtedness held by Lender.

          SECTION 19. DEFAULTS; ACCELERATION; REMEDIES. Each of the following shall constitute an "EVENT OF DEFAULT" under this Instrument:

                  (a) Any failure of Borrower to pay any money as and when due under the Note or under any of the other Loan Documents;

                  (b) Any breach of Sections 5, 15, 16, or 29 of this Instrument, or the Environmental Indemnity Agreement;

                  (c) Other than as specified in items (a) or (b) above, any breach of any covenant, representation, warranty, or other obligation of Borrower or any guarantor or indemnitor under the Note, this Instrument, or any of the other Loan Documents, which breach is not completely cured on or before the 30th day after notice of the same from Lender to Borrower; provided however that if the default is capable of cure but with diligence cannot be cured. within such period of 30 days, and if Borrower shall have given Lender evidence satisfactory to Lender that Borrower has commenced the cure within 10 days after the first notice of default and at all times after such commencement has pursued such cure diligently, then such period shall be extended for so long as is reasonably necessary, but in no event beyond the 60th day after the original notice of default.

         If Lender shall have the right to exercise any of its remedies by reason of any default as to which there is no grace period or by reason of expiration of any grace period without cure of any applicable default, then there shall be no requirement of notice and time to cure for any other or subsequent default.

         Upon the occurrence and during the continuance of any Event of Default, Lender may, at Lender's option, declare all of the sums secured by this Instrument to be immediately due and payable without further demand, and may exercise any and all remedies permitted hereunder, under any of the Loan Documents, or pursuant to applicable law. Without limitation of the foregoing, Lender may invoke the power of sale granted herein. Borrower acknowledges that the power of sale herein granted may be exercised by Lender without prior judicial hearing. Borrower has the right to bring an action to assert the non-existence of a breach or any other defense of Borrower to acceleration and sale. Lender shall be entitled to collect from Borrower all costs and expenses incurred in pursuing such remedies, including, but not limited to, reasonable attorney's fees and costs of environmental reports, appraisals, documentary evidence, abstracts, and title reports.

         Any deed delivered to the purchaser at any sale pursuant hereto may be without any covenant or warranty, expressed or implied. The recitals in the deed shall be prima facie evidence of the truth of the statements made therein. The proceeds of the sale shall be applied in the following order: (a) to all costs and expenses of the sale, including, but not limited to, fees for any foreclosure services, attorney's fees and costs of title evidence; (b) to all sums secured by this Instrument in such order as Lender, in Lender's sole discretion, directs; and (c) the excess, if any, to the person or persons legally entitled thereto.

          SECTION 20. ACCELERATION IN CASE OF BORROWER'S INSOLVENCY. If Borrower shall voluntarily file a petition under Title I I of the U.S. Code (the "Act"), as such Act may from time to time be amended, or under any similar or successor Federal statute relating to bankruptcy, insolvency, arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file an answer in any involuntary proceeding admitting insolvency or inability to pay debts, or if Borrower shall fail to obtain a vacation of involuntary proceedings brought for the reorganization, dissolution or liquidation of Borrower, within 120 days of the filing of such involuntary proceeding, or if Borrower shall be adjudged a bankrupt, or if a trustee or receiver shall be appointed for Borrower or Borrower's property, or if the Property shall become subject to the jurisdiction of a Federal bankruptcy court or similar state court, or if Borrower shall make an assignment for the benefit of Borrower's creditors, or if there is an attachment, execution or other judicial seizure of any portion of Borrower's assets and such seizure is not discharged within 10 days, then Lender may, at Lender's option, declare all of the sums secured by this Instrument to be immediately due and payable without prior notice to Borrower, and Lender may invoke any remedies permitted or provided for herein or in any of the Loan Documents or pursuant to applicable law. Any attorney's fees and other expenses incurred by Lender in connection with Borrower's bankruptcy or any of the other aforesaid events shall be additional indebtedness of Borrower secured by this Instrument pursuant to Section 8 hereof.

         SECTION 21. REMEDIES CUMULATIVE. Each remedy provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

         SECTION 22. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Note or any other obligation secured by this Instrument.

         SECTION 23. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interest in the Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Instrument and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

         SECTION 24. RELEASE. Upon payment of all sums secured by this Instrument, Lender shall release this Instrument. Borrower shall pay Lender $100 for the release of this Instrument.

         SECTION 25. CASH MANAGEMENT ARRANGEMENTS.

                  (a) As used in this Section 25 and elsewhere in this Instrument and the other Loan Documents, the following capitalized terms shall have the respective meanings set forth below:

                  "APPROVED CAPITAL EXPENSES": Capital Expenses incurred by Borrower; provided, that, during a Cash Management Period, such Capital Expenses shall either be (i) included in the Approved Capital Budget (as defined in Section 28(h) hereof) for the current calendar month or (ii) approved by Lender.

                  "APPROVED LEASING EXPENSES": actual out-of-pocket expenses incurred by Borrower and payable to third parties (including Affiliates of Borrower or Guarantor, provided that, such expenses payable to Affiliates of Borrower or Guarantor shall satisfy the conditions set forth below) in leasing space at the Property pursuant to Leases entered into in accordance with the Loan Documents, including brokerage commissions and tenant improvements, which expenses (i) are (A) specifically approved by Lender in connection with approving the applicable Lease, (B) incurred in the ordinary course of business and on market terms and conditions in connection with Leases which do not require Lender's approval under the Loan Documents, or (C) otherwise approved by Lender, which approval shall not be unreasonably withheld or delayed, and (ii) are substantiated by executed Lease documents and brokerage agreements.

                  "APPROVED OPERATING EXPENSES": during a Cash Management Period, operating expenses incurred by Borrower which (i) are included in the Approved Operating Budget (as defined in Section 28(h) hereof) for the current calendar month, (ii) are for real estate taxes, insurance premiums, electric, gas, oil, water, sewer or other utility service to the Property or (iii) have been approved by Lender.

                  "AVAILABLE CASH": as of each Payment Date during the continuance of Cash Management Period, the amount of Rents, if any, remaining in the Deposit Account after the application of all of the payments required under clauses (i) through (vi) of paragraph (1) of this Section 25.

                  "BUSINESS DAY": any day other than a Saturday, Sunday or any day on which commercial banks in New York, New York are authorized or required to close.

                  "CALCULATION DATE": the last day of each calendar quarter.

                  "CASH MANAGEMENT PERIOD": shall commence upon Lender giving notice to the Clearing Bank of the occurrence of any of the following: (i) the Maturity Date, (ii) an Event of Default, (iii) if, as of any Calculation Date, the Debt Service Coverage Ratio is less than 1.10:1 (a "DSCR CASH MANAGEMENT PERIOD"), or (iv) the commencement of a Rollover Sweep Period; and shall end upon Lender giving notice to the Clearing Bank that the sweeping of funds into the Deposit Account may cease, which notice Lender shall only be required to give if (1) the Loan and all other obligations under the Loan Documents have been repaid in full or (2) the Maturity Date has not occurred and (A) with respect for the matters described in clause (ii) above, such Event of Default has been cured and no other Event of Default has occurred and is continuing or
(B) with respect to the matter described in clause (iii) above, Lender has determined that the Property has achieved a Debt Service Coverage Ratio of at least 1.10:1 for two consecutive Calculation Dates or (C) with respect to the matter described in clause (iv) above, the subject Rollover Sweep Period has ended.

                  "CLEARING ACCOUNT": the account maintained by Borrower at the Clearing Bank as more fully described in the Clearing Account Agreement.

                  "DEBT": the unpaid Principal, all interest accrued and unpaid thereon, any Prepayment Consideration (as defined in the Note) and all other sums due to Lender in respect of the loan evidenced by the Note and this Instrument or under any Loan Document.

                  "DEBT SERVICE": with respect to any particular period, the scheduled principal and interest payments due under the Note in such period.

                  "DEBT SERVICE COVERAGE RATIO": as of any date, the ratio calculated by Lender of (i) the Net Operating Income for the 12-month period ending with the most recently completed calendar month to (ii) the Debt Service with respect to such period (but assuming, only for the purpose of calculating the Debt Service Coverage Ratio, that the Amortization Commencement Date (as defined in the Note) has already occurred).

                  "DEFAULT RATE": the rate of five percent per annum in excess of the rate provided in the first paragraph of the Note, or, if such increased rate of interest may not be collected from Borrower under applicable law, then at the maximum increased rate of interest which may be collected from Borrower under applicable law, if either (a) any installment under the Note or any other amount owing thereunder or under any of the other Loan Documents is not received by the holder hereof within five calendar days after the same is due, or (b) any other Event of Default occurs, in each case, only while such installment remains past due or such other Event of Default remains uncured.

                  "DEPOSIT ACCOUNT": an Eligible Account at the Deposit Bank controlled by Lender.

                  "DEPOSIT BANK": Wachovia Bank, National Association, or such other bank or depository selected by Lender in its discretion.

                  "ELIGIBLE INSTITUTION": a depository institution insured by the Federal Deposit Insurance Corporation the short term unsecured debt obligations or commercial paper of which are rated at least A-1 by S&P, P-1 by Moody's and F-l+ by Fitch. in the case of accounts in which funds are held for thirty (30) days or less or, in the case of letters of credit or accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least "AA" by Fitch and S&P and "Aa2" by Moody's.

                  "INTEREST PERIOD": (i) the period from the date hereof through the first day thereafter that is the 5th day of a calendar month and (ii) each period thereafter from the 6th day of each calendar month through the 5th day of the following calendar month; except that the Interest Period, if any, that would otherwise commence before and end after the Maturity Date shall end on the Maturity Date.

                  "GOVERNMENTAL AUTHORITY": any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) now or hereafter in existence.

                  "LEGAL REQUIREMENTS": statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting Borrower, any Loan Document or all or part of the Property or the construction, ownership, use, alteration or operation thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instrument, either of record or known to Borrower, at any time in force affecting all or part of the Property.

                  "MAJOR LEASE": (i) that certain Lease between Borrower, as landlord, and The Stop & Shop Supermarkets Company LLC ("STOP & SHOP TENANT"), as tenant, dated as of September 28, 1995, as amended and supplemented by the following: Construction and Cost Reimbursement Agreement dated September 28, 1995, Letter Agreement dated February 11, 1997, Letter Agreement dated April 21, 1997, First Amendment to Lease dated February 14, 1997, Letter Agreement dated April 27, 1997, Letter dated February 14, 2001, Letter dated February 20, 2001, Lease Assignment and Assumption Agreement dated March 4, 2001, Second Amendment of Lease dated May 1, 2002, Letter dated May 12, 2003, (as further amended, modified or assigned).

                  "MAJOR TENANT": any tenant under a Major Lease.

                  "NET OPERATING INCOME": for any period, the actual net operating income of the Property determined on a cash basis of accounting, after deducting therefrom deposits to (but not withdrawals from) any reserves required under this Instrument, and without giving credit for (1) non-recurring extraordinary items of income; or (ii) rent payable under leases where the tenant thereunder is not open for business (i.e. "goes dark").

                  "OFFICER'S CERTIFICATE": a certificate delivered to Lender by Borrower which is signed by a senior executive officer of the Managing Entity.

                  "PAYMENT DATE": the 6th day of each calendar month or, upon Lender's exercise of its right to change the Payment Date in accordance with the teinis and conditions of the Note, the New Payment Date (as defined in the Note) (in either case, if such day is not a Business Day, the Payment Date shall be the first Business Day thereafter). The first Payment Date hereunder shall be December 6, 2005.

                  "PERMITTED INVESTMENTS": any investment suitable for the investment of escrows and reserves established under mortgage loans included in a Securitization in which some or all of the certificates issued are rated "AAA" (or the equivalent rating) by the Rating Agencies, as the standards therefor are established from time to time, or such investments which are otherwise reasonably acceptable to Lender. If the Loan is subject to a Securitization, then the Rating Agencies referred to immediately above shall be the Rating Agencies that have rated the securities issued in such Securitization.

                  "RENTS": all rents, rent equivalents, moneys payable as damages (including payments by reason of the rejection of a lease in a bankruptcy proceeding) or in lieu of rent or rent equivalents, royalties (including all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other payment and consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower, Manager or any of their agents or employees from any and all sources arising from or attributable to the Property, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of the Property or rendering of services by Borrower, Manager or any of their agents or employees and proceeds, if any, from business interruption or other loss of income insurance.

                  "ROLLOVER SWEEP EVENT": (i) the date that is twelve (12) months prior to the stated expiration (including any renewal term) of a Major Lease (i.e., August 31, 2039 for Stop & Shop Tenant); (ii) the date required under a Major Lease by which the applicable Major Tenant is required to give notice of its exercise of a renewal option thereunder (and such renewal has not been so exercised) (i.e. August 31, 2019 for Stop & Shop Tenant); (iii) the occurrence of the early termination or early cancellation of a Major Lease; (iv) if any Major Tenant at the Property shall discontinue its business at its premises (i.e., "goes dark") or give notice that it intends to discontinue its business; (v) upon a default under a Major Lease by the Major Tenant thereunder beyond any applicable notice and cure period; or (vi) the bankruptcy or insolvency proceeding of a Major Tenant (and the subject lease has not been affirlied or assumed and assigned).

                  "ROLLOVER SWEEP PERIOD": shall commence upon the occurrence of a Rollover Sweep Event, and shall end upon the earlier to occur of: (A) the date on which Lender has detetlnined that sufficient funds have been collected in the Rollover Reserve Subaccount to cover the anticipated tenant improvement costs and leasing commissions in connection with the re-tenanting of the space(s) that gave rise to such Rollover Sweep Period; (B) if the portion of the Property which was the subject of the Rollover Sweep Event has been leased to a new tenant pursuant to a Lease entered into in accordance with the provisions of this Instrument (1) the receipt by Lender of evidence reasonably satisfactory to Lender that all Approved Leasing Expenses in connection therewith have been paid in full and (2) the receipt by Lender of an estoppel certificate from such new tenant in which such new tenant certifies that the Lease is in full force and effect, all conditions precedent to the commencement of rent under such Lease have been satisfied, such new tenant has accepted delivery of the demised premises and the payment of rent under such Lease has commenced. Notwithstanding the foregoing, if any Rollover Sweep Period is triggered by the occurrence of
(a) an event discussed in clause (v) of the definition of Rollover Sweep Event, such Rollover Sweep Period shall also end if the subject Major Tenant default has been cured and no other Major Tenant default has occurred for a period of six (6) consecutive months following such time or (b) an event described in clause (vi) of the definition of Rollover Sweep Event, such Rollover Sweep Period shall also end upon the assumption of the applicable lease by the tenant thereunder pursuant to Section 365 of the Bankruptcy Code.

                  (b) CASH MANAGEMENT ARRANGEMENTS. Borrower shall cause all Rents to be transmitted directly by non-residential tenants of the Property into a trust account (the "CLEARING ACCOUNT") maintained by Borrower at a local bank selected by Borrower, which shall at all times be an Eligible Institution (the "CLEARING BANK") as more fully described in the Clearing Account Agreement. Without in any way limiting the foregoing, all Rents received by Borrower o Manager shall be deposited into the Clearing Account within one Business Day of receipt. Funds deposited into the Clearing Account shall be swept by the Clearing Bank on a daily basis into Borrower's operating account at the Clearing Bank, unless a Cash Management Period is continuing, in which event such funds shall be swept on a daily basis into an Eligible Account (as defined in the Deposit Account Agreement) at the Deposit Bank controlled by Lender (the "DEPOSIT ACCOUNT") and applied and disbursed in accordance with this Instrument. Funds in the Deposit Account shall be invested at Lender's discretion only in Permitted Investments. Lender will also establish subaccounts of the Deposit Account which shall at all times be Eligible Accounts (and may be ledger or book entry accounts and not actual accounts) (such subaccounts are referred to herein as "SUBACCOUNTS"). The Deposit Account and any Subaccount will be under the sole control and dominion of Lender, and Borrower shall have no right of withdrawal therefrom. Borrower shall pay for all expenses of opening and maintaining all of the above accounts.

                  (c) REQUIRED REPAIRS.

                            (i) COMPLETION OF REQUIRED REPAIRS. Borrower shall
perform and complete each item of the repairs and environmental remedial work at the Property described on Schedule 2 (the "REQUIRED REPAIRS") within six (6) months of the date hereof or such shorter period of time for such item set forth on Schedule 2.

                            (ii) REQUIRED REPAIRS RESERVES. On the date hereof,
Borrower shall deposit with Lender the aggregate amount set forth on Schedule 2 as being required to complete the Required Repairs and Lender shall cause such amount to be transferred to a Subaccount (the "REQUIRED REPAIRS SUBACCOUNT"). Provided no Default or Event of Default shall have occurred and is continuing, Lender shall disburse funds held in the Required Repairs Subaccount to Borrower, within 15 days after the delivery by Borrower to Lender of a request therefor (but not more often than once per month), in increments of at least $5,000, accompanied by the following items (which items shall be in form and substance satisfactory to Lender): (i) an Officer's Certificate (A) certifying that the Required Repairs or any portion thereof which are the subject of the requested disbursement have been completed in a good and workmanlike manner and in accordance with all applicable laws, (B) identifying each Person that supplied materials or labor in connection with such Required Repairs or any portion thereof and (C) stating that each such Person has been or, upon receipt of the requested disbursement, will be paid in full with respect to the portion of the Required Repairs which is the subject of the requested disbursement; (ii) copies of appropriate lien waivers or other evidence of payment satisfactory to Lender;
(iii) at Lender's option, a title search for the Property indicating that it is free from all liens not previously approved by Lender; (iv) a copy of each license required to be obtained with respect to the portion of the Required Repairs which is the subject of the requested disbursement; and (v) such other evidence as Lender shall reasonably request that the Required Repairs which are the subject of the requested disbursement have been completed and paid for. Provided no Default or Event of Default shall have occurred and is continuing, upon Borrower's completion of all Required Repairs in accordance with this Section, Lender shall release any funds remaining in the Required Repairs Subaccount, if any, to Borrower.

                   (d)      TAXES AND INSURANCE.

                            (i) Borrower shall pay to Lender on each Payment
Date (1) onetwelfth of the yearly Taxes that Lender estimates will be payable during the next 12 months in order to accumulate with Lender sufficient funds to pay all such Taxes at least 30 days prior to their respective due dates and (2) one-twelfth of the insurance premiums that Lender estimates will be payable for the renewal of a separate "stand-alone" policy providing the coverage afforded by the insurance policies required under this Instrument upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such insurance premiums at least 30 days prior to the expiration of the insurance policies. Such amounts will be transferred by Lender to a Subaccount (the "TAX AND INSURANCE SUBACCOUNT"). Provided that no Event of Default has occurred and is continuing, Lender will (a) apply funds in the Tax and Insurance Subaccount to payments of Taxes required to be made by Borrower pursuant to this Instrument, provided that Borrower has promptly supplied Lender with notices of all Taxes due, or (b) reimburse Borrower for payments of (x) Taxes and (y) insurance premiums paid in connection with the purchase of a separate "stand-alone" policy providing the coverage afforded by the insurance policies required under this Instrument upon the expiration thereof, in each case, due upon presentation of evidence acceptable to Lender of such payment by Borrower; subject, however, to Borrower's right to contest Taxes in accordance with this Instrument. In making any payment or reimbursement relating to Taxes and insurance premiums, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to taxes) or insurer or agent (with respect to insurance premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. If Lender determines in its reasonable judgment that the funds in the Tax and Insurance Subaccount will be insufficient to pay (or in excess of) the Taxes or insurance premiums next coming due, Lender may increase (or decrease) the monthly contribution required to be made by Borrower to the Tax and Insurance Subaccount. Notwithstanding the foregoing, so long as any Acceptable Blanket Policy is in effect with respect to any of the policies required pursuant to
Section 5 above, payments required under the foregoing clause (2) shall be suspended to the extent that insurance premiums relate to such Acceptable Blanket Policy(ies).

                           (ii)     Intentionally Deleted.

                  (e) CAPITAL EXPENSE RESERVES. Borrower shall pay to Lender on each Payment Date an amount initially equal to $1,615. Lender will transfer such amounts into a Subaccount (the "CAPITAL RESERVE SUBACCOUNT"). Provided that no Event of Default has occurred and is continuing, Lender shall disburse funds held in the Capital Reserve Subaccount to Borrower, within 15 days after the delivery by Borrower to Lender of a request therefor (but not more often than once per month), in increments of at least $5,000 provided that (i) such disbursement is for an Approved Capital Expense; (ii) Lender shall have (if it desires) verified (by an inspection conducted at Borrower's expense) performance of the work associated with such Approved Capital Expense; and (iii) the request for disbursement is accompanied by (A) an Officer's Certificate certifying (1) that such funds will be used to pay or reimburse Borrower for Approved Capital Expenses and a description thereof, (2) that all outstanding trade payables (other than those to be paid from the requested disbursement or those constituting Permitted Indebtedness) have been paid in full, (3) that the same has not been the subject of a previous disbursement, and (4) that all previous disbursements have been used to pay the previously identified Approved Capital Expenses, and (B) for any such disbursement of more than $25,000, at Lender's option (which option shall be exercised in Lender's reasonable judgment), a title search for the Property indicating that the Property is free from all Liens, claims and other encumbrances not previously approved by Lender and (C) such other evidence as Lender shall reasonably request that the Approved Capital Expenditures at the Property to be funded by the requested disbursement have been completed and are paid for or will be paid upon such disbursement to Borrower.

                  (f) ROLLOVER RESERVES. Borrower shall pay to Lender $6,045 on each Payment Date (the "MONTHLY ROLLOVER PAYMENT"); provided, however, Borrower shall not be required to make any Monthly Rollover Payment on any Payment Date when the balance on deposit in the Rollover Reserve Subaccount is equal to or greater than $125,000 (excluding any amounts deposited pursuant to the fourth sentence of this subsection (f)). Additionally, if a Rollover Sweep Period has commenced, and no other Cash Management Period is then continuing, then on the immediately succeeding Payment Date and on each Payment Date thereafter during the continuance of such Rollover Sweep Period, all Available Cash shall be paid to Lender. Lender will transfer such amounts into a Subaccount (the "ROLLOVER RESERVE SUBACCOUNT"). Borrower shall also pay to Lender for transfer into the Rollover Reserve Subaccount all payments received from tenants in connection with the early termination or cancellation of any Leases, including fees, penalties and commissions. Provided that no Event of Default has occurred and is continuing, Lender shall disburse funds held in the Rollover Reserve Subaccount to Borrower, within 15 days after the delivery by Borrower to Lender of a request therefor (but not more often than once per month), in increments of at least $5,000, provided (i) such disbursement is for an Approved Leasing Expense;
(ii) Lender shall have (if it desires) verified (by an inspection conducted at Borrower's expense) performance of any construction work associated with such Approved Leasing Expense; and (iii) the request for disbursement is accompanied by (A) an Officer's Certificate certifying (1) that such funds will be used only to pay (or reimburse Borrower for) Approved Leasing Expenses and a description thereof, (2) that all outstanding trade payables (other than those to be paid from the requested disbursement or those constituting Permitted Indebtedness) have been paid in full, (3) that the same has not been the subject of a previous disbursement, and (4) that all previous disbursements have been used only to pay (or reimburse Borrower for) the previously identified Approved Leasing Expenses, and (B) reasonably detailed supporting documentation as to the amount, necessity and purpose therefor. Provided that no Event of Default has occurred and is continuing, the remaining funds in the Rollover Reserve Subaccount (to the extent not drawn upon pursuant to this Section 25(f)) allocable to any specific portion of the commercial space at the Property which is the subject of the Rollover Sweep Event will be disbursed to Borrower within 10 days after written request therefor, provided that Borrower has delivered (i) evidence reasonably satisfactory to Lender that (y) such commercial space has been re-let pursuant to Leases entered into in accordance with this Instrument and (z) all Approved Leasing Expenses which have been incurred or which Lender anticipates will be incurred with respect to such space have been paid in full and (ii) an estoppel certificate from the applicable tenant occupying such portion of the commercial space at the Property in a foamm reasonably satisfactory to Lender pursuant to which such tenant certifies to Lender that (1) such tenant has taken occupancy of its demised premises, (2) all of the conditions precedent to such tenant's obligation to commence the payment of rent under its Lease have been satisfied (including Borrower's contribution to the cost of any tenant improvement work) and (3) such tenant has commenced the payment of rent under its Lease.

                   (g) OPERATING EXPENSE SUBACCOUNT. During a Cash Management Period, Borrower shall pay to Lender on or before each Payment Date the monthly amount set forth in the Approved Operating Budget for the following month as being necessary for payment of Approved Operating Expenses at the Property for such month, which amounts shall be transferred into a Subaccount for the payment of Approved Operating Expenses (the "OPERATING EXPENSE SUBACCOUNT"). Provided no Event of Default has occurred and is continuing, Lender shall disburse funds held in the Operating Expense Subaccount to Borrower, within 15 days after delivery by Borrower to Lender of a request therefor (but not more often than once per month), in increments of at least $1,000, provided (i) such disbursement is for an Approved Operating Expense; and (ii) such disbursement is accompanied by (A) an Officer's Certificate certifying (1) that such funds will be used to pay Approved Operating Expenses and a description thereof, (2) that all outstanding trade payables (other than those to be paid from the requested disbursement or those constituting Permitted Indebtedness) have been paid in full, (3) that the same has not been the subject of a previous disbursement, and
(4) that all previous disbursements have been or will be used to pay the previously identified Approved Operating Expenses, and (B) reasonably detailed documentation satisfactory to Lender as to the amount, necessity and purpose therefor.

                   (h) CASUALTY/CONDEMNATION SUBACCOUNT. Borrower shall pay, or cause to be paid, to Lender all insurance proceeds or Awards due to any Casualty or Condemnation which Borrower is required to deposit with Lender to be transferred to a Subaccount (the "CASUALTY/CONDEMNATION SUBACCOUNT") in accordance with the provisions of Sections 5 and 11. All amounts in the Casualty/Condemnation Subaccount shall be disbursed in accordance with the provisions of Sections 5 and 11.

                   (i) SECURITY DEPOSITS. Borrower shall keep all security deposits under Leases at a separately designated account under Borrower's control at the Clearing Bank (and in the case of a letter of credit, assigned with full power of attorney and executed sight drafts to Lender) so that the security deposits shall not be commingled with any other funds of Borrower (such account, the "SECURITY DEPOSIT ACCOUNT"). Upon the occurrence and during the continuance of an Event of Default, Borrower shall, upon Lender's request, if permitted by applicable Legal Requirements, turn over to Lender the security deposits (and any interest theretofore earned thereon) under Leases, to be held by Lender in a Subaccount (the "SECURITY DEPOSIT SUBACCOUNT") subject to the terms of the Leases. Security deposits held in the Security Deposit Subaccount will be released by Lender upon notice from Borrower together with such evidence as Lender may reasonably request that such security deposit is required to be returned to a tenant pursuant to the teens of a Lease or may be applied as Rent pursuant to the rights of Borrower under the applicable Lease. Any letter of credit or other instrument that Borrower receives in lieu of a cash security deposit under any Lease entered into after the date hereof shall (i) be maintained in full force and effect in the full amount unless replaced by a cash deposit as hereinabove described and (ii) if permitted pursuant to any Legal Requirements, name Lender as payee or mortgagee thereunder (or at Lender's option, be fully assignable to Lender).

                   (j) CASH COLLATERAL SUBACCOUNT. If a Cash Management Period shall have commenced, then on the immediately succeeding Payment Date and on each Payment Date thereafter during the continuance of such Cash Management

Period, all Available Cash shall be paid to Lender, which amounts shall be transferred by Lender into a Subaccount (the "Cash COLLATERAL SUBACCOUNT") as cash collateral for Borrower's obligations under the Loan Documents. At Lender's option, during the continuance of a Rollover Sweep Period, any funds that have been deposited into the Cash Collateral Subaccount may be transferred by Lender into the Rollover Reserve Subaccount, to be applied and disbursed in accordance with the provisions of Section 25(f) hereof. Any funds in the Cash Collateral Subaccount Account and not previously disbursed or applied shall be disbursed to Borrower upon the teiuiination of such Cash Management Period. Lender shall have the right, but not the obligation, at any time (i) during the continuance of an Event of Default or (ii) subsequent to the second Calculation Date following the commencement of a Cash Management Period (whether or not an Event of Default is then continuing), in its sole and absolute discretion to apply all sums then on deposit in the Cash Collateral Subaccount to Borrower's obligations under the Loan Documents, in such order and in such manner as Lender shall elect in its sole and absolute discretion, including to make a prepayment of principal (together with the Prepayment Consideration (as defined in the Note) applicable thereto). Additionally, Lender shall have the right, but not the obligation, at any time subsequent to the second Calculation Date following the commencement of a DSCR Cash Management Period (whether or not an Event of Default is then continuing), in its sole and absolute discretion to apply all sums then on deposit in the Cash Collateral Subaccount towards a partial Defeasance (as defined in the Note) of the Loan (together with any Defeasance costs associated therewith), and Borrower shall execute such documents and take such other actions necessary to satisfy the Defeasance requirements set forth in Section 3 of the Note.

                   (k) GRANT OF SECURITY INTEREST; APPLICATION OF FUNDS. As security for payment of the Loan and the performance by Borrower of all other terms, conditions and provisions of the Loan Documents, Borrower hereby pledges and assigns to Lender, and grants to Lender a security interest in, all Borrower's right, title and interest in and to all Rents and in and to all payments to or monies held in the Clearing Account, the Deposit Account, all Subaccounts created pursuant to this Instrument (collectively, the "CASH MANAGEMENT ACCOUNTS"). Borrower hereby grants to Lender a continuing security interest in, and agrees to hold in trust for the benefit of Lender, all Rents in its possession prior to the (i) payment of such Rents to Lender or (ii) deposit of such Rents into the Clearing Account. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in any Cash Management Account, or permit any lien to attach thereto, or any levy to be made thereon; or any UCC Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. This Instrument is, among other things, intended by the parties to be a security agreement for purposes of the UCC. Upon the occurrence and during the continuance of an Event of Default, Lender may apply any sums in any Cash Management Account in any order and in any manner as Lender shall elect in Lender's discretion without seeking the appointment of a receiver and without adversely affecting the rights of Lender to foreclose the Lien of the Instrument or exercise its other rights under the Loan Documents. Cash Management Accounts shall not constitute trust funds and may be commingled with other monies held by Lender. All interest which accrues on the funds in any Cash Management Account (other than the Tax and Insurance Subaccount) shall accrue for the benefit of Borrower and shall be taxable to Borrower and shall be added to and disbursed in the same manner and under the same conditions as the principal sum on which said interest accrued. Upon repayment in full of Borrower's obligations under the Loan Documents, all remaining funds in the Subaccounts, if any, shall be promptly disbursed to Borrower.

                  (1)      PROPERTY CASH FLOW ALLOCATION.

                           (i) During any Cash Management Period, all Rents
deposited into the Deposit Account during the immediately preceding Interest Period shall be applied on each Payment Date as follows in the following order of priority: (i) First, to make payments into the Tax and Insurance Subaccount as required under paragraph (d) of this Section 25; (ii) Second, to pay the monthly portion of the fees charged by the Deposit Bank in accordance with the Deposit Account Agreement; (iii) Third, to Lender to pay the principal and interest due under the Note on such Payment Date (plus, if applicable, interest at the Default Rate and all other amounts, other than those described under other clauses of this paragraph (1) of this Section 25, then due to Lender under the Loan Documents); (iv) Fourth, to make payments into the Capital Reserve Subaccount as required under paragraph (e) of this Section 25; (v) Fifth, to make payments of the Monthly Rollover Payment into the Rollover Reserve Subaccount, as required under paragraph (f) of this Section 25; (vi) Sixth, to make payments for Approved Operating Expenses as required under paragraph (g) of this Section 25; (vii) Seventh, during the continuance of a Rollover Sweep Period (and if no other Cash Management Period is then continuing) to make payments in an amount equal to all remaining Available Cash on such Payment Date into the Rollover Reserve Subaccount as required under paragraph (f) of this
Section 25; and (viii) Lastly, during the continuance of a Cash Management Period described in clauses (i), (ii) or (iii) of the defined term "Cash Management Period", to make payments in an amount equal to all remaining Available Cash on such Payment Date into the Cash Collateral Subaccount in accordance with paragraph (j) of this Section 25. Upon the termination of any Cash Management Period, provided no Event of Default is then continuing, any funds in the Operating Expense Subaccount and not previously disbursed or applied shall be fully disbursed to Borrower.

                           (ii) The failure of Borrower to make all of the
payments required under clauses (i) through (viii) of paragraph (i) above in full on each Payment Date shall constitute an Event of Default under this Instrument; provided, however, if adequate funds are available in the Deposit Account for such payments, the failure by the Deposit Bank to allocate such funds into the appropriate Subaccounts shall not constitute an Event of Default.

Notwithstanding anything to the contrary contained in this Section 25, after the occurrence and during the continuance of an Event of Default, Lender may apply all Rents deposited into the Deposit Account and other proceeds of repayment in such order and in such manner as Lender shall elect.

        SECTION 26. NONRECOURSE LOAN. Subject to the provisions of this Section, and notwithstanding any provision of the Loan Documents other than this Section, the personal liability of Borrower, and of any general partner of Borrower, to pay the principal of and interest on the debt evidenced by the Note and any other agreement evidencing Borrower's obligations under the Note shall be limited to (a) the Collateral, (b) the personal property described in and pledged under any Loan Document other than this Instrument, and (c) the rents, profits, issues, products and income of the Property, including any received or collected by or on behalf of Borrower after an Event of Default.

         Except as provided in this Section, Lender shall not seek (a) any judgment for a deficiency against Borrower, any general partner or member of Borrower, or Borrower's successors or assigns, in any action to enforce any right or remedy under the Note, this Instrument or the other Loan Documents, or
(b) any judgment on the Note except as may be necessary in any action brought under the Instrument to enforce the lien against the Property or any other Collateral.

         Notwithstanding the foregoing, Borrower and any general partner of Borrower shall be fully and personally liable for payment and performance of all obligations set forth in the Loan Documents, including the payment of all principal, interest, and other amounts under the Note, in the event of (i) the occurrence of an uncured default under Sections 15, 16 or 29 of this Instrument, or (ii) the occurrence of any condition or event described in Section 20 (except that in the event of involuntary proceedings described therein, neither Borrower nor any general partner of Borrower shall be fully and personally liable under this Section 26 unless either Borrower or any general partner of Borrower or any Person owning an interest (directly or indirectly) in Borrower or any general partner of Borrower consents to, aids, solicits, supports, or otherwise cooperates or colludes to cause such event or fails to contest such event).

         Further, Borrower and any general partner of Borrower shall be personally liable in the amount of any loss, damage or cost resulting from (a) fraud or intentional misrepresentation by Borrower in connection with obtaining the loan evidenced by the Note, (b) insurance proceeds, condemnation awards, or other sums or payments attributable to the Property not applied in accordance with the provisions of the Loan Documents (except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct disbursement of such sums or payments), (c) all rents, profits, issues, products and income of the Property received or collected by or on behalf of Borrower after and during an Event of Default and not applied to payment of principal and interest due under the Note, and to the payment of actual and reasonable operating expenses of the Property, as they become due or payable (except to the extent that such application of such funds is prevented by bankruptcy, receivership, or similar judicial proceeding in which Borrower is legally prevented from directing the disbursement of such sums), (d) misappropriation (including failure to turn over to Lender on demand following an Event of Default) of tenant security deposits and rents collected in advance, or of funds held by Borrower for the benefit of another party, or
(e) Borrower's failure to pay transfer fees and charges due Lender under the Loan Documents in connection with any subordinate financing or any transfer of all or any part of the Property, or any interest therein, from Borrower to Borrower's transferee, or transfer of any beneficial interest in Borrower (if

Borrower is not a natural person or persons but is a corporation, partnership, limited liability company, trust or other legal entity) other than a Permitted Transfer, or (f) failure by Borrower, any general partner of Borrower, or any indemnitor or guarantor to comply with the covenants, obligations, liabilities, warranties and representations contained in the Environmental Indemnity Agreement or otherwise pertaining to environmental matters, or (g) in the event Lender has waived (or Borrower has failed to pay) the monthly collection for real and personal property taxes, assessments, insurance premiums, or ground rents, then failure by Borrower to pay any or all such taxes, assessments, premiums and rents, or (h) in the event that Lender has waived (or Borrower has not complied with) the requirement for third party property management, then any management fee taken by Borrower or any principal or affiliate of Borrower after an Event of Default, or (i) breach of any of Sections 15, 16 or 29 of this Instrument, or (j) the occurrence of any condition or event described in Section 20 (except that in the event of involuntary proceedings described therein, neither Borrower nor any general partner of Borrower shall be fully and personally liable under this Section 26 unless either Borrower or any general partner of Borrower or any Person owning an interest (directly or indirectly) in Borrower or any general partner of Borrower consents to, aids, solicits, supports, or otherwise cooperates or colludes to cause such event or fails to contest such event).

         No provision of this Section shall (i) affect the enforcement of the Environmental Indemnity Agreement or any guaranty or similar agreement executed in connection with the debt evidenced by the Note, (ii) release or reduce the debt evidenced by the Note, (iii) impair the lien of this Instrument, (iv) impair the rights of Lender to enforce any provisions of this Instrument, (v) limit Lender's ability to obtain a deficiency judgment or judgment on the Note or otherwise against Borrower to the extent necessary to obtain any amount for which Borrower may be liable in accordance with this Section.

         SECTION 27. REPRESENTATIONS OF BORROWER. The Borrower hereby represents and warrants to Lender the following:

                   (a) Organization. Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of New York. There are no proceedings or actions pending, threatened or contemplated for the liquidation, termination or dissolution of Borrower.

                   (b) Rent Roll. Borrower has delivered to Lender a certified rent roll (the "RENT ROLL"), a copy of which is attached hereto as Schedule 3, which constitutes a true, correct, and complete list of each and every lease affecting the Property (for each commercial tenant, together with all extensions and amendments thereof) (the "EXISTING LEASES"); Borrower has delivered to Lender a true, correct, and complete copy of each of the Existing Leases which are entered into by commercial or retail tenants; and there are no other leases, assignments, modifications, extensions, renewals, or other agreements of any kind whatsoever (written or oral) outstanding with respect to the leases or the Property.

                   (c) Leases. Unless otherwise specified in the Rent Roll:

                           (i) the Existing Leases are in full force and effect;

                           (ii) Borrower has not given any notice of default to
any tenant under an Existing Lease (an "EXISTING TENANT") which remains uncured;


                           (iii) no Existing Tenant has any set off, claim or
defense to the enforcement of any Existing Lease;

                           (iv) no Existing Tenant is in arrears in the payment
of rent for more than 30 days, additional rent or any other charges whatsoever due under any Existing Lease; or, to the knowledge of Borrower, is materially in default in the performance of any other obligations of such Existing Tenant under the applicable Existing Lease; and

                            (v) Borrower has completed all work or alterations
required of the landlord or lessor under each Existing Lease; and all of the other obligations of landlord or lessor under the Existing Leases have been performed.

                   (d) Rents. The Rent Roll truly and completely discloses all annual and monthly rents payable by all Existing Tenants, including all percentage rents, if any, expiration dates of the Existing Leases, and the amount of security deposit being held by Borrower under each Existing Lease, if any; and Borrower has not granted any Existing Tenant any rent concessions (whether in form of cash contributions, work agreements, assumption of an Existing Tenant's other obligations, or otherwise) or extensions of time whatsoever not reflected in such Rent Roll.

                   (e) Lease Issues. There are no legal proceedings commenced (or, to the best of the knowledge of the Borrower, threatened) against Borrower by any Existing Tenant; no rental in excess of one month's rent has been prepaid under any of the Existing Leases; each of the Leases is valid and binding on the parties thereto in accordance with its terms; and the execution of this Instrument and the other Loan Documents will not constitute an event of default under any of the Existing Leases.

                   (f) Security Deposits. Borrower currently holds the security deposits (if any) specified in the Existing Leases and has not given any credit, refund, or set off against such security deposits to any person.

                   (g) Intentionally Deleted.

                   (h) No Undisclosed Tenants. Except for Borrower, there are no persons or entities occupying space in the Property as tenants other than the persons or entities specifically named in the Existing Leases.

                   (i) Title. Except as specifically listed in the schedule of exceptions to coverage in the title policy insuring Lender's interest in the Property, Borrower is now in possession of the Property; Borrower's possession of the Property is peaceable and undisturbed; Borrower does not know any facts by reason of which any claim to the Property, or any part thereof, might arise or be set up adverse to Borrower; and the Property is free and clear of (i) any lien for Taxes (except real property taxes not yet due and payable for the calendar year in which this Instrument is being executed), and (ii) any easements, rights-of-way, restrictions, encumbrances, liens or other exceptions to title by mortgage, decree, judgment, agreement, instrument, or, to the knowledge of Borrower, proceeding in any court. The Permitted Encumbrances (as defined in Section 15 hereof) do not materially and adversely affect the value, operation or use of the Property, or Borrower's ability to repay the Loan. This Instrument when properly recorded in the appropriate records, together with any UCC Financing Statements required to be filed in connection therewith, will create (i) a valid, perfected first priority lien on the Borrower's interest in the Property and (ii) valid and perfected first priority security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances. There are no pending or proposed special or other assessments for public improvements or otherwise affecting the Property, or any contemplated improvements to the Property that may result in such special or other assessments.

                  (j) Liens. All charges for labor, materials or other work of any kind furnished in connection with the construction, improvement, renovation or rehabilitation of the Property or any portion thereof have been paid in full, and no unreleased affidavit claiming a lien against the Property, or any portion thereof, for the supplying of labor, materials or services for the construction of improvements on the Property has been executed or recorded in the mechanic's lien or other appropriate records in the county in which the Property is located.

                  (k) Compliance with Law. The Property and the current and contemplated uses of the Property are in compliance with all applicable federal, state and municipal laws, rules, regulations and ordinances, applicable restrictions, zoning ordinances, building codes and regulations, building lines and easements, including, without limitation, federal and state environmental protection law and the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all state and local laws or ordinances related to handicapped access, and any statute, rule, regulation, ordinance, or order of governmental bodies or regulatory agencies, or any order or decree of any court adopted or enacted with respect thereto; no governmental authority having jurisdiction over any aspect of the Property has made a claim or determination that there is any such violation; the Property is not included in any area identified by the Secretary of Housing and Urban Development pursuant to the Flood Disaster Protection Act of 1973, as amended, as an area having special flood hazards; and all permits, licenses and the like which are necessary for the operation of the Property have been issued and are in full force and effect.

                  (1) Adverse Changes; Full and Accurate Disclosure. There have been no material adverse changes, financial or otherwise, in the condition of Borrower from that disclosed to Lender in the loan application submitted to Lender by Borrower, or in any supporting data submitted in connection with the Loan, and all of the information contained therein was true and correct when submitted and is now substantially and materially true and correct on the date hereof. No statement of fact made by Borrower in any Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein not misleading. There is no material fact presently known to Borrower that has not been disclosed to Lender which adversely affects, or, as far as Borrower can foresee, might adversely affect, the Property or the business, operations or condition (financial or otherwise) of Borrower. All financial data, including the statements of cash flow and income and operating expense, that have been delivered to Lender in respect of Borrower and the Property (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of Borrower and the Property as of the date of such reports, and (iii) to the extent prepared by an independent certified public accounting firm, have been prepared in accordance with GAAP or federal income tax basis of accounting, in either case, consistently applied throughout the periods covered, except as disclosed therein. Borrower has no contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, unrealized or anticipated losses from any unfavorable commitments or any liabilities or obligations not expressly permitted by this Instrument. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operations or business of Borrower or the Property from that set forth in said financial statements.

                  (m) Claims, Litigation. There is no claim, litigation or condemnation proceeding pending, or, to the knowledge of the Borrower, threatened, against the Property or Borrower, which would be likely to have a material adverse affect on the Property or Borrower's ability to perform its obligations in the connection with the Loan.

                  (n) Single Purpose. Borrower does not own any real property or assets other than the Property and does not operate any business other than the management and operation of the Property.

                  (o) Bankruptcy. No proceedings in bankruptcy or insolvency has ever been instituted by or against Borrower or any affiliate thereof, and no such proceeding is now pending or contemplated.

                  (p) Solvency. Borrower is, and if there are any general partners or members of Borrower, such pai tilers or members are, solvent pursuant to the laws of the United States, as reflected by the entries in Borrower's books and records and as reflected by the actual facts.

                  (q) Enforceability of Loan Documents. The Loan Documents have been duly authorized, executed and delivered by Borrower and constitute valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms. No approval, consent, order or authorization of any governmental authority and no designation, registration, declaration or filing with any governmental authority is required in connection with the execution and delivery of the Note, this Instrument or any other Loan Document. Neither Borrower nor any guarantor or indemnitor has any defense or offset to the enforcement of any Loan Document, or any claim against Lender. Neither Borrower nor any guarantor or indemnitor has any right whatsoever against Lender other than the express contractual obligations of Lender set forth in the Loan Documents. Any rights or claims contrary to this provision, whether known or unknown, are hereby expressly waived.

                  (r) Non-contravention. The execution and delivery of the Loan Documents will not violate or contravene in any way the articles of incorporation or bylaws or partnership agreement, articles of organization or operating agreement as the case may be, of Borrower or any indenture, agreement or instrument to which Borrower is a party or by which it or its property may be bound, or be in conflict with, result in a breach of or constitute a default under any such indenture, agreement or other instrument, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower, except as contemplated by the provisions of such Loan Documents, and no action or approval with respect thereto by any third person is required.

                  (s) Homestead. No part of the Property is all or a part of Borrower's homestead or the homestead of anyone.

                  (t) Utilities. The Property is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service.

                  (u) Public Roads. All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

                   (v) Water and Sewers. The Property is serviced by public water and sewer systems.

                   (w) Damage. The Property is free from damage caused by fire or other casualty.

                   (x) Waste Disposal. All liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in compliance with all applicable laws.

                  (y) Agreements. Borrower is not a party to any agreement or instrument or subject to any restriction which might adversely affect Borrower or the Property, or Borrower's business, properties, operations or condition, financial or otherwise. Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Permitted Encumbrance or any other agreement or instrument to which it is a party or by which it or the Property is bound.

                  (z) No Plan Assets. As of the date hereof and throughout the entire term of the loan evidenced by the Note and this Instrument (the "Term")
(i) Borrower is not and will not be an "employee benefit plan," as defined in
Section 3(3) of ERISA, subject to Title I of ERISA, (ii) none of the assets of Borrower constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101, (iii) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(32) of ERISA, and (iv) transactions by or with Borrower are not and will not be subject to state statutes regulating investment of, and fiduciary obligations with respect to, governmental plans.

                  (aa) Federal Reserve Regulations; Investment Company Act. No part of the proceeds of the loan evidenced by the Note, this Instrument and the other Loan Documents will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose that would be inconsistent with such Regulation U or any other regulation of such Board of Governors, or for any purpose prohibited by Legal Requirements (as defined in Section 25 hereof) or any Loan Document. Borrower is not (i) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (iii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

                  (bb) Fraudulent Transfer. Borrower has not entered into the loan evidenced by the Note, this Instrument and the other Loan Documents, or any Loan Document with the actual intent to hinder, delay, or defraud any creditor, and Borrower has received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the transactions contemplated by the Loan Documents, the fair saleable value of Borrower's assets exceeds and will, immediately following the execution and delivery of the Loan Documents, exceed Borrower's total liabilities, including subordinated, unliquidated, disputed or contingent liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. Borrower's assets do not and, immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).

                  (cc) No Other Debt. There is no indebtedness with respect to the Property or any excess cash flow or any residual interest therein, whether secured or unsecured, other than Pei initted Encumbrances and Permitted Indebtedness (as defined in Section 28(i) hereof).

                  (dd) Flood Zone. No portion of the Property is located in an area as identified by the Federal Emergency Management Agency as an area having special flood hazards.

         SECTION 28. BORROWER'S ADDITIONAL COVENANTS. Borrower hereby covenants, agrees and undertakes as follows:

                  (a) Alterations of Property. Borrower shall not undertake or commence any alterations of any improvements on the Property the cost of which is in excess of five percent of the then original principal amount of the Note, without the prior written consent of Lender, not to be unreasonably withheld; provided, however, that Lender may, in its sole and absolute discretion, withhold consent to any alteration the cost of which is reasonably estimated to exceed $2,000,000.

                  (b) Further Assurances. Borrower shall from time to time, at the request of Lender, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Instrument or in any other Loan Document or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record and/or file such further documents or instruments (including, without limitation, further mortgages, security agreements, financing statements, continuation statements, assignments of rents or leases and environmental indemnity agreements) and perform such further acts and provide such further assurances as may be necessary, desirable or proper, in Lender's opinion, to carry out more effectively the purposes of this Instrument and such other instruments and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof or thereof to be covered hereby or thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; provided that such documents or instruments do not materially increase Borrower's liability under the Loan Documents; and (iii) execute, acknowledge, deliver, procure, and file and/or record any document or instrument (including specifically, but without limitation, any financing statement) deemed advisable by Lender to protect the liens and the security interests herein granted against the rights or interests of third persons; provided that such documents or instruments do not materially increase Borrower's liability under the Loan Documents. Borrower will pay all reasonable costs connected with any of the foregoing in this paragraph.

                  (c) Mortgage Taxes. Borrower shall at any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Instrument, or upon any rights, titles, liens or security interests created hereby, or upon the obligations secured hereby or any part thereof, immediately pay all such taxes; provided that, if such law as enacted makes it unlawful for Borrower to pay such tax, Borrower shall not pay nor be obligated to pay such tax, and in the alternative, Borrower may, in the event of the enactment of such a law, and must, if it is unlawful for Borrower to pay such taxes, prepay the obligations secured hereby in full within 60 days after demand therefor by Lender.

                  (d) Minerals. Borrower shall not permit any drilling or exploration for or extraction, removal or production of any mineral, natural element, compound or substance from the surface or subsurface of the Property regardless of the depth thereof or the method of mining or extraction thereof.

                  (e) M enance of Borrower and Managing Entity Names. Borrower shall not change, or permit Managing Entity to change, its name, identity (including its trade name or names) or employer identification number, in any such case, without notifying Lender of such change in writing at least thirty
(30) days prior to the effective date of such change. Borrower shall deliver, or cause Managing Entity to deliver, to Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change reasonably required by Lender, if any, to establish or maintain the validity, perfection and priority of the security interests granted herein.

                  (f) Costs and Expenses. Borrower shall pay on demand all reasonable and bona fide out-of-pocket costs, fees and expenses and other expenditures, including, but not limited to, reasonable attorneys' fees and expenses, paid or incurred by Lender to third parties incident to this Instrument or any other Loan Document (including, but not limited to, reasonable attorneys' fees and expenses in connection with the negotiation, preparation and execution hereof and of any other Loan Document and any amendment hereto or thereto, any release hereof, any consent, approval or waiver hereunder or under any other Loan Document, the making of any advance under the Note, and any suit to which Lender is a party involving this Instrument or the Property) or incident to the enforcement of the obligations secured hereby or the exercise of any right or remedy of Lender under any Loan Document.

                  (g) Compliance with Laws. Borrower shall maintain and keep the Property in compliance in all material respects with all applicable legal requirements (including with respect to parking (and any required striping thereof) and applicable zoning and land use laws, regulations and ordinances).

                  (h) Annual Budget. Borrower shall prepare and submit (or shall cause Manager to prepare and submit) to Lender within thirty (30) days after a Cash Management Period and by November 30th of each year thereafter during the Term until such Cash Management Period has ended, for approval by Lender, which approval shall not be unreasonably withheld or delayed, a proposed pro forma budget for the Property for the succeeding calendar year (the "ANNUAL BUDGET", and each Annual Budget approved (or deemed approved pursuant to the terms of this Section 28(h)) by Lender is referred to herein as the "APPROVED ANNUAL BUDGET"), and, promptly after preparation thereof, any revisions to such Annual Budget. Lender's failure to approve or disapprove any Annual Budget or revision within 30 days after Lender's receipt thereof shall be deemed to constitute Lender's approval thereof. The Annual Budget shall consist of (i) an operating expense budget showing, on a month-bymonth basis, in reasonable detail, each line item of the Borrower's anticipated operating income and operating expenses (on a cash and accrual basis), including amounts required to establish, maintain and/or increase any monthly payments required hereunder (and once such Annual Budget has been approved (or deemed approved pursuant to the terms of this Section 28(h)) by Lender, such operating expense budget shall be referred to herein as the "APPROVED OPERATING BUDGET"), and (ii) a Capital Expense budget showing, on a month-by-month basis, in reasonable detail, each line item of anticipated Capital Expenses (and once such Annual Budget has been approved (or deemed approved pursuant to the terms of this Section 28(h)) by Lender, such Capital Expense budget shall be referred to herein as the "APPROVED CAPITAL BUDGET"). Until such time that any Annual Budget has been approved (or deemed to have been approved pursuant to the terms of this Section 28(h)) by Lender, the prior Approved Annual Budget shall apply for all purposes hereunder (with such adjustments as reasonably determined by Lender (including increases for any non-discretionary expenses).

                  (i) Indebtedness. Borrower shall not directly or indirectly create, incur or assume any indebtedness other than the indebtedness evidenced by the Loan Documents and unsecured trade payables incurred in the ordinary course of business relating to the ownership and operation of the Property which do not exceed, at any time, a maximum amount of 2% of the original amount of the Loan and are paid within sixty (60) days of the date incurred (collectively, "PERMITTED INDEBTEDNESS").

         SECTION 29. COVENANTS WITH RESPECT TO SINGLE PURPOSE, INDEBTEDNESS, OPERATIONS, FUNDAMENTAL CHANGES OF BORROWER

                  (a) Pertaining to Borrower Parties. Borrower represents, warrants and covenants as of the date of hereof and until such time as the indebtedness secured hereby is paid in full, that each of Borrower and Acadia Pacesetter LLC, a Delaware limited liability company (the latter, or any permitted successor and assignee thereto in accordance with the terms of this Instrument, may be referred to as "Managing Entity" and both Borrower and Managing Entity may be referred to as "Borrower Parties")

                           (i) does not own and will not own any assets other
than the Property (including incidental personal property necessary for the operation thereof and proceeds therefrom) or direct or indirect ownership interests in Borrower (the "OWNERSHIP INTERESTS");

                           (ii) was and will be organized solely for the purpose
of owning the Property and is not engaged and will not engage in any business, directly or indirectly, other than the ownership, management and operation of the Property or the Ownership Interests;

                           (iii) has not entered and will not enter into any
contract or agreement with any partner, member, shareholder, trustee, beneficiary, principal or affiliate of any Borrower Party except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than such affiliate;

                           (iv) has not incurred and will not incur any debt,
secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the obligations secured by this Instrument, and (ii) trade payables or accrued expenses incurred in the ordinary course of business of operating the Property which (1) do not exceed, at any time, (a) with respect to Borrower, a maximum amount of 2% of the original amount of the Principal, and
(b) with respect to Managing Entity, $10,000 and (2) are paid within sixty (60) days of the date incurred;

                           (v) has not made and will not make any loan or
advances to any person or entity;

                           (vi) has remained and will remain solvent and pay its
own liabilities, indebtedness, and obligations of any kind from its own separate assets as the same shall become due;

                           (vii) has not, and without the unanimous consent of
all of its partners, directors or members, as applicable, will not, with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest (A) file a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally, (B) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such entity or for all or any portion of such entity's properties,
(C) make any assignment for the benefit of such entity's creditors or (D) take any action that might cause such entity to become insolvent;

                           (viii) has done or caused to be done and will do all
things necessary to preserve its existence, and will not, nor will any partner, member, shareholder, trustee, beneficiary, or principal amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation, by-laws, articles of organization, operating agreement, or other organizational documents in any manner except as necessary to reflect Permitted Transfers;

                           (ix) has maintained and shall continuously maintain
its existence and be qualified to do business in all states necessary to carry on its business, specifically including in the case of Borrower, the state where the Property is located;

                           (x) has conducted and operated and will conduct and
operate its business as presently conducted and operated;

                           (xi) has maintained and will maintain books and
records and bank accounts separate from those of its partners, members, shareholders, trustees, beneficiaries, principals, affiliates, and any other person or entity;


                           (xii) has been and will be, and at all times has held
and will hold itself out to the public as, a legal entity separate and distinct from any other (including any of its partners, members, shareholders, trustees, beneficiaries, principals and affiliates), and not as a department or division of any entity;

                           (xiii) has not failed and will not fail to correct
any known misunderstanding regarding the separate identity of such entity;

                           (xiv) has and will maintain adequate capital for the
normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                           (xv) has not and will not seek, acquiesce in, or
suffer or permit its liquidation, dissolution or winding up, in whole or in part;

                           (xvi) has not entered and will not enter into any
transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially all of the business or assets of, or any stock of beneficial ownership of, any person or entity;

                           (xvii) has not commingled and will not commingle or
permit to be commingled its funds or other assets with those of any other person or entity;

                           (xviii) has and will maintain its assets in such a
manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any other person or entity;

                           (xix) except as expressly provided for in the Loan
Documents, does not and will not hold itself out to be responsible for the debts or obligations of any other person or entity;

                           (xx) except as expressly provided for in the Loan
Documents, has not and will not guarantee or otherwise become liable on or in connection with any obligation of any other person or entity;

                           (xxi) has not done or shall not do any act which
would make it impossible to carry on its ordinary business;

                           (xxii) has not and will not possess or assign the
Property for other than a business or company purpose;

                           (xxiii) has not held and shall not hold its assets
other than in its name;

                           (xxiv) has paid and will pay its own liabilities,
including the salaries of its own employees, out of its own funds and assets;

                           (xxv) has observed and will observe all partnership,
corporate or limited liability company founalities, as applicable;

                           (xxvi) has maintained and will maintain an
arm's-length rela ionship with its Affiliates;

                           (xxvii) has not and will not acquire obligations or
securities of its partners, members or shareholders;

                           (xxviii) has allocated and will allocate fa rly and
reasonably shared expenses, including shared office space, and uses separate stationery, invoices and checks;

                           (xxix) except in connection with the Loan, has not
pledged and will not pledge its assets for the benefit of any other Person;

                           (xxx) has not identified and will not identify its
partners, members or shareholders, or any Affiliate of any of them, as a division or part of it;

                           (xxxi) has and will have no obligation to indemnify
its partners, officers, directors, members or Special Members (as defined below), as the case may be, or has such an obligation that is fully subordinated to the Debt and will not constitute a claim against it if cash flow in excess of the amount required to pay the Debt is insufficient to pay such obligation; and

                           (xxxii) will consider the interests of its creditors
i co ection with all corporate, partnership or limited liability actions, as applicable.

                           (xxxiii) has not instituted and shall not nstitute
proceedings to be adjudicated bankrupt or insolvent; consent to the institution of bankruptcy or insolvency proceedings against it; file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of it or a substantial part of its property; or make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due;

                           (xxxiv) shall comply with all (and shall not suffer
to be inaccurate any) of the assumptions, statements, certifications, representations, warranties and covenants regarding or made by Borrower contained in or appended to any opinion of Borrower's legal counsel delivered in connection with the transaction in which the Loan Documents are executed.

                  (b) PERTAINING TO MANAGING ENTITY. Borrower also represents, warrants and covenants as of the date of hereof and until such time as the indebtedness secured hereby is paid in full, that Managing Entity:

                           (i) has and will at all times act as the sole general
partner with all of the rights, powers, obligations and liabilities thereof under the partnership agreement of Borrower and shall take any and all actions and do any and all things necessary or appropriate to the accomplishment of the same and will engage in no other business;

                           (ii) has and will have an operating agreement which
provides that the business and affairs of Managing Entity shall be managed by or under the direction of a board of one or more directors designated by Acadia Realty Limited Partnership, a Delaware limited partnership, its sole member (the "SOLE MEMBER");

                           (iii) not and will not, for itself or for Borrower
(i) liquidate or dissolve, in whole or in part; (ii) consolidate, merge or enter into any form of consolidation with or into any other person or entity, nor convey, transfer or lease its or Borrower's assets substantially as an entirety to any person or entity nor permit any person or entity to consolidate, merge or enter into any form of consolidation with or into itself or Borrower; or (iii) amend any provisions of its or Borrower's organizational documents containing provisions similar to those contained in this Section 29;

                           (iv) has and will have an operating agreement which
provides that, as long as any portion of the Debt remains outstanding, (A) upon the occurrence of any event that causes Sole Member to cease to be a member of Managing Entity (other than (x) upon an assignment by Sole Member of all of its limited liability company interest in Managing Entity and the admission of the transferee, if permitted pursuant to the organizational documents of Managing Entity and the Loan Documents, or (y) the resignation of Sole Member and the admission of an additional member of Managing Entity, if permitted pursuant to the organizational documents of Managing Entity and the Loan Documents), the person acting as the sole member of Managing Entity (the "SPECIAL MEMBER") shall, without any action of any Person and simultaneously with Sole Member ceasing to be a member of Managing Entity, automatically be admitted as the Special Member and shall preserve and continue the existence of Managing Entity without dissolution, (B) no Special Member may resign or transfer its rights as Special Member unless (x) a successor Special Member has been admitted to Managing Entity as a Special Member, and (y) such successor Special Member has also accepted its appointment as a Special Member and (C) except as expressly permitted pursuant to the terms of this Agreement, Sole Member may not resign and no additional member shall be admitted to Managing Entity; (v) has and will have an operating agreement which provides that, as long as any portion of the Debt remains outstanding, (A) Managing Entity shall be dissolved, and its affairs shall be would up only upon the first to occur of the following: (x) the termination of the legal existence of the last remaining member of Managing Entity or the occurrence of any other event which tenulinates the continued membership of the last remaining member of Managing Entity in Managing Entity unless the business of Managing Entity is continued in a manner permitted by its operating agreement or the Delaware Limited Liability Company Act (the "DELAWARE ACT") or (y) the entry of a decree of judicial dissolution under Section 18-802 of the Delaware Act; (B) upon the occurrence of any event that causes the last remaining member of Managing Entity to cease to be a member of Managing Entity or that causes Sole Member to cease to be a member of Managing Entity (other than (x) upon an assignment by Sole Member of all of its limited liability company interest in Managing Entity and the admission of the transferee, if permitted pursuant to the organizational documents of Managing Entity and the Loan Documents, or (y) the resignation of Sole Member and the admission of an additional member of Managing Entity, if permitted pursuant to the organizational documents of Managing Entity and the Loan Documents), to the fullest extent permitted by law, the personal representative of such member shall be authorized to, and shall, within '90 days after the occurrence of the event that terminated the continued membership of such member in Managing Entity, agree in writing to continue the existence of Managing Entity and to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of Managing Entity, effective as of the occurrence of the event that terminated the continued membership of such member in Managing Entity; (C) the bankruptcy of Sole Member or a Special Member shall not cause such member or Special Member, respectively, to cease to be a member of Managing Entity and upon the occurrence of such an event, the business of Managing Entity shall continue without dissolution; (D) in the event of dissolution of Managing Entity, Managing Entity shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of Managing Entity in an orderly manner), and the assets of Managing Entity shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Delaware Act; and (E) to the fullest extent permitted by law, each of Sole Member and the Special Members shall irrevocably waive any right or power that they might have to cause Managing Entity or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of Managing Entity, to compel any sale of all or any portion of the assets of Managing Entity pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of Managing Entity.

         SECTION 30. NOTICE. All notices given under this Instrument shall be in writing, and sent to the other party at its address set forth below or at such other address as such party may designate by notice to the other party and shall be deemed given on the earliest of (i) actual receipt, duly evidenced by any commercially reasonable means, (ii) three Business Days after mailing, by certified or registered U.S. Mail, return receipt requested, postage prepaid,
(iii) one Business Day after timely delivery, fee prepaid, to a national overnight delivery service (such as FedEx, Purolater Courier, U.P.S. Next Day
Air), (iv) the date of transmission of notice sent by telecopier or facsimile machine (with a copy thereof sent in accordance with clause (ii) above) provided notice was transmitted on a Business Day, otherwise notice shall be deemed given on the next Business Day.

         The applicable addresses are as follows:

         To Borrower:

         c/o Acadia Realty Trust
         1311 Mamaroneck Avenue
         White Plains, New York 10605
         Attention: Robert Masters, Esq.
         Telephone No.: (914) 288-8139
         Facsimile No.: (914) 428-3646

         With a Copy to:

         c/o Acadia Realty Trust
         1311 Mamaroneck Avenue
         White Plains, New York 10605
         Attention: Michael Nelsen
         Telephone No.: (914) 288-8138
         Facsimile No.: (914) 288-2138

         To Lender:

         Greenwich Capital Financial
         Products, Inc. 600 Steamboat Road
         Greenwich, Connecticut 06830
         Attention: Commercial Mortgage Loan
         Department Telephone No.: (203) 618-2373
         Facsimile No.: (203) 629-8363

         With a Copy to:

         Kaye Scholer LLP
         425 Park Avenue
         New York, New York
         10022 Attention: Stephen Gliatta, Esq.
         Telephone No.: (212) 836-8618
         Facsimile No.: (212) 836-8689

         Borrower hereby requests that any notice of default or notice of sale in any judicial or nonjudicial foreclosure proceeding be mailed to Borrower at its address as specified herein.

         SECTION 31. UNIFORM INSTRUMENT; GOVERNING LAW; SEVERABILITY. This form of instrument combines uniform covenants for national use and non-uniform covenants with limited variations by jurisdiction to constitute a uniform security instrument covering real property and related fixtures and personal property. THIS INSTRUMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS INSTRUMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS INSTRUMENT OR THE OTHER LOAN DOCUMENTS, AND THIS INSTRUMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. In the event that any provision of this Instrument or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Instrument or the Note which can be given effect without the conflicting provisions, and to this end the provisions of this Instrument and the Note are declared to be severable. In the event that any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in this Instrument or in the Note, whether considered separately or together, with other charges levied in connection with this Instrument and the Note, violates such law, and Borrower is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to Lender in excess of the amounts payable to Lender pursuant to such charges as reduced shall be applied by Lender to reduce the principal of the indebtedness evidenced by the Note. For the purposes of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all indebtedness which is secured by this Instrument or evidenced by the Note and which constitutes interest, as well as all other charges levied in connection with such indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest computed thereby is uniform throughout the stated term of the Note.

         SECTION 32. RESTRUCTURING LOAN, SECONDARY MARKET TRANSACTIONS.

                   (a) Secondary Market Transactions Generally. Lender shall have the right to engage in one or more Secondary Market Transactions (as defined in Section 15 hereof), and to structure and restructure all or any part of the Loan, including without limitation in multiple tranches, as a wraparound loan, or for inclusion in a REMIC or other Securitization (as defined in Section 15 hereof). Without limitation, Lender shall have the right to cause the Note and this Instrument to be split into a first and a second mortgage loan in whatever proportion Lender determines, and thereafter to engage in Secondary Market Transactions with respect to all or any part of the indebtedness and loan documentation. Borrower acknowledges that it is the intention of the parties that all or a portion of the Loan will be securitized and that all or a portion of the Loan (either itself, or in combination with other loans) will be rated by one or more Rating Agencies (as defined in Section 15 hereof). Borrower further acknowledges that additional structural modifications may be required to satisfy issues raised by any Rating Agencies.

                   (b) Cooperation; Limitations. Borrower shall use all reasonable efforts and cooperate reasonably and in good faith with Lender in effecting any such restructuring or Secondary Market Transaction. Such cooperation shall include without limitation, executing and delivering such reasonable amendments to the Loan Documents as Lender may request, provided however that no such amendment shall on an over-all basis modify (i) the interest rate payable under the Note; (ii) the stated maturity date of the Note,
(iii) the amortization of the principal amount of the Note, (iv) any other economic terms of the Loan, or (v) the non-recourse provisions of the Loan. Such cooperation also shall include using best efforts to obtain such certificates and assurances from governmental entities and others as Lender may request. Borrower shall not be required to incur any cost in connection with such restructure or Secondary Market Transaction or to provide additional collateral that was not initially contemplated by the parties to effect any such restructuring or Secondary Market Transaction.

                   (c) Information. Borrower shall provide such information and documents relating to the Borrower and its principals, the manager of the Property, the Property and the business and operations of all of the foregoing as Lender may reasonably request in connection with any such Secondary Market Transaction. Lender shall be permitted to share all such information with the investment banking firms, Rating Agencies, accounting firms, law firms, other third party advisory finns, potential investors, and other parties involved in any proposed Secondary Market Transaction. Any such information may be incorporated into offering documents for the Secondary Market Transactions. Lender and all of the aforesaid third-party advisors and professional firms and investors shall be entitled to rely upon such information, and Borrower shall indemnify, defend, and hold harmless Lender from and against any losses, claims, damages and liabilities that arise out of or are based upon any actual or alleged untrue or misleading statement of material fact contained in such information or the actual or alleged omission of any material fact without which such information is materially misleading. Lender may publicize the existence of the Loan in connection with Lender's Secondary Market Transaction activities or otherwise.

                   (d) Additional Provisions. In any Secondary Market Transaction, Lender may transfer its obligations under the Loan Documents (or may transfer the portion thereof corresponding to the transferred portion of the obligations of Borrower), and thereafter Lender shall be relieved of any obligations under the Loan Documents arising after the date of said transfer with respect to the transferred interest. Each transferee investor shall be deemed to be a "Lender" under the applicable Loan Documents.

                   (e) Certain Definitions. As used herein, the following terms have the meanings indicated:

                  "LOAN": All obligations of Borrower under the Loan Documents.

                  "SECURITIZATION": mean a rated offering of securities representing direct or indirect interests in one or more mortgage loans or the right to receive income therefrom.

         SECTION 33. SUCCESSORS AND ASSIGNS BOUND. This Instrument and the other Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever, subject to Section 15 hereof. Notwithstanding the foregoing, Lender shall have no liability under any of the Loan Documents for any matter arising after Lender transfers its interest in the Note to any successor. However, Lender shall continue to have the benefit of all rights having accrued under the Loan Documents theretofore, and all rights under all obligations of indemnification set forth in the Loan Documents for matters arising theretofore, then, and thereafter.

         SECTION 34. FORBEARANCE BY LENDER NOT A WAIVER. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the indebtedness secured by this Instrument, nor shall Lender's receipt of any awards, proceeds or damages, whether as proceeds of insurance or condemnation awards or otherwise, operate to cure or waive Borrower's default in payment of sums secured by this Instrument.

         SECTION 35. ESTOPPEL CERTIFICATE. Borrower shall within ten days of a written request from Lender furnish Lender with a written statement, duly acknowledged, setting forth the sums secured by this Instrument and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of this Instrument and attaching true, correct and complete copies of the Note, this Instrument and any other Loan Documents and any and all modifications, amendments and substitutions thereof.

         SECTION 36. WAIVER OF JURY TRIAL. BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THE BORROWER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE NOTE, THIS INSTRUMENT, ANY OTHER LOAN DOCUMENT, ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.

         SECTION 37. MISCELLANEOUS.

                  (a) No Oral Change. No provision of this Instrument or any of the other Loan Documents may be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, except only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                  (b) Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder and under the other Loan Documents shall be joint and several.

                  (c) Captions. The captions and headings of the Sections, paragraphs, and other provisions of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

                  (d) Duplicate Originals; Counterparts. This Instrument and any of the Loan Documents may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Instrument and any of the Loan Documents may be executed in multiple counterparts.

                  (e) Number and Gender. Whenever the context may require, any pronouns used herein or in any of the Loan Documents shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

                  (f) Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the perfoiiuiance and repayment of the obligations secured hereby.

                  (g) Entire Agreement. The Note, this Instrument and the other Loan Documents constitute the entire understanding and agreement between Borrower and Lender pertaining to the subject matter hereof and thereof, and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto, including the prior agreements evidenced by any application or commitment issued in connection with this transaction. Borrower hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Loan Documents, except only to the extent expressly set forth in the Loan Documents.

                  (h) Action through Agents. In exercising any rights hereunder or under any of the Loan Documents or taking any actions provided for herein or therein, Lender may act through its employees, agents or independent contractors as authorized by Lender.

                                     PART II
                      STATE OF NEW YORK SPECIFIC PROVISIONS

                  (i) CONFLICTS WITH PART I. (i) In the event of any conflict between the provisions of this Part II and any provision of Part I, then the provisions of this Part II shall control.

                            (ii) The terms, covenants and conditions contained
herein shall be construed as affording to Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions of Section 254 of the Real Property Law of the State of New York.

                            (iii) In compliance with Section 13 and Article 3-A
of the Lien Law of the State of New York, Mortgagor will receive all advances secured by this Mortgage and will hold the right to receive all such advances as a trust fund to be applied first for the purpose of paying the cost of improvements, and will apply all such advances first to the payment of the cost of improvements before using any part of such advances for any other purpose. Mortgagor will indemnify and hold Mortgagee harmless from and against any loss, liability, cost or expense, including, without limitation, any judgments, reasonable attorneys' fees, costs of appeal bonds and printing costs, arising out of or relating to any proceeding instituted by any claimant alleging a violation by Mortgagor of any applicable lien law provisions including, without limitation, any section of Article 3-A of the New York Lien Law.

                            (iv) NOTWITHSTANDING ANYTHING TO THE CONTRARY
CONTAINED HEREIN, THE MAXIMUM AMOUNT OF PRINCIPAL INDEBTEDNESS SECURED BY THIS MORTGAGE AT THE TIME OF EXECUTION OR WHICH UNDER ANY CONTINGENCY MAY HEREAFTER BECOME SECURED HEREBY AT ANY TIME IS TWELVE MILLION FIVE HUNDRED THOUSAND AND NO/l00 DOLLARS ($12,500,000) PROVIDED THAT SUCH LIMITATION SHALL NOT LIMIT THE SECURITY OF THIS MORTGAGE WITH RESPECT TO (I) INTEREST ON THE AFORESAID MAXIMUM AMOUNT OF PRINCIPAL INDEBTEDNESS AT THE RATES SET FORTH IN THE NOTE, (II) SUMS TO PAY TAXES, (III) SUMS TO PAY PREMIUMS ON INSURANCE POLICIES COVERING THE MORTGAGED PROPERTY, (IV) EXPENSES INCURRED AFTER AN EVENT OF DEFAULT IN UPHOLDING OR ENFORCING THE LIEN OF THIS MORTGAGE, INCLUDING, BUT NOT LIMITED TO, THE EXPENSES OF ANY LITIGATION TO PROSECUTE OR DEFEND THE RIGHTS AND LIEN CREATED BY THIS MORTGAGE, (V) ANY AMOUNT, COSTS OR CHARGE TO WHICH MORTGAGEE BECOMES SUBROGATED, UPON PAYMENT, WHETHER UNDER RECOGNIZED PRINCIPLES OF LAW OR EQUITY, OR UNDER EXPRESS STATUTORY AUTHORITY, AND (VI) ANY OTHER AMOUNT SECURED BY THIS MORTGAGE WHICH, IF NOT LIMITED BY SUCH LIMITATION, WOULD NOT INCREASE THE AMOUNT OF MORTGAGE RECORDING TAXES, IF ANY, PAYABLE WITH RESPECT TO THIS MORTGAGE.

                            (v) This Mortgage does not cover real property
principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having their own separated cooking facilities.

                            (vi) Reference is made to Section 291-f of the Real
Property Law of New York for purposes of obtaining the benefit of said Section in connection with this Mortgage.

                            (vii) Upon the occurrence and during the continuance
of an Event of Default and acceleration of the indebtedness secured hereby, Mortgagee shall have the right to sell the Mortgaged Property, including, without limitation, pursuant to Article 14 of the New York Real Property Actions and Proceedings Law, as same may have been or may hereafter be amended.

      [Remainder of Page Intentionally Left Blank; Signature Page Follows]

         IN WITNESS WHEREOF, Borrower has executed this Instrument or has caused the same to be executed by its representatives thereunto duly authorized.

                                   BORROWER:

                                   PACESETTER/RAMAPO
                                   ASSOCIATES, a New York limited
                                   partnership

                                   By:   A is Pacesetter, LLC, a Delaware
                                         limited liability party, its general
                                         partner


                                      By: ________________________________
                                          Name: Robert Masters
                                          Title: Senior Vice President


                            MORTGAGOR ACKNOWLEDGMENT

STATE OF NEW YORK . COUNTY OF NEW YORK
                                       SS.

                  On they day of October in the year 2005, before me, a Notary Public in and for the said State, personally appeared Robert Masters, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on this instrument, the person, or the entity upon behalf o the person acted, executed this instrument.




(NOTARIAL SEAL)

                             My Commission Expires:



                                                         /s/ Kara A. Lobdell
                                                         -----------------------
                                                         Notary Public

                                    EXHIBIT A
                        LEGAL DESCRIPTION OF REAL ESTATE

ALL that certain plot, piece or parcel of land, situate, lying and being in the Town of Ramapo, County of Rockland, State of New York, bounded and described as follows:

BEGINNING at a point on the southerly side of Route 202 (New York State highway #1448) said point being the northwesterly corner of the premises, the northeasterly corner of land now or formerly of Broadcast Construction Corp., and said point lying easterly 1673.53 feet from the easterly right of way line of Camp Hill Road and said point lying distant westerly 441.50 feet from New York State Highway monument; and

RUNNING THENCE along the southerly side of Route 202 (New York State Highway #
1448) in an easterly direction the following (2) courses and distances:

         1. North 78 degrees 38 minutes 55 seconds east 441.50 feet to a New York State Highway monument;

         2. THENCE north 78 degrees 11 minutes 35 seconds east 279.01 feet to the northeasterly corner of the premises and to the northwesterly corner of other lands now or formerly of Kanaje Corporation;

THENCE south 11 degrees 48 minutes 25 seconds east 140.00 feet along the westerly line of other premises of said Kanaje Corporation; to the southeasterly corner of the premises;

THENCE north 78 degrees 11 minutes 35 seconds east along the southerly line of said other lands of Kanaje Corporation 86.35 feet to the northwesterly corner of lands occupied by a Pomona Post Office;

THENCE south 11 degrees 48 minutes 25 seconds east along the westerly line of said Post Office and other lands of Kanaje Corporation 490.00 feet to the southeasterly corner of the premises;

THENCE south 78 degrees 11 minutes 35 seconds west along the southerly line of the premises and the northerly line of other lands of Kanaje Corporation 649.56 feet to the southwesterly corner of the premises and to a point in the easterly line of lands now or fouuerly of Broadcast Construction Corp.;

THENCE northerly along the westerly line of the premises and the easterly line of lands now or formerly of Broadcast Construction Corp. the following four (4) courses and distances;

                               EXHIBIT A CONTINUED


1. North 12 degrees 23 minutes 65 seconds east 111.15 feet to a point;
2. THENCE north 32 degrees 36 minutes 15 seconds west 231.96 feet to a point;
3. THENCE north 77 degrees 36 minutes 15 seconds west 210.98 feet to a point;
4. THENCE north 5 degrees 38 58 cast 239.83 feet to the southerly side of Route 202 (New York State Highway #1448) the northwesterly corner of the premises the northeasterly corner of lands now or foiinerly of Broadcast Construction Corp. and the point or place of BEGINNING.


TOGETHER WITH THE BENEFITS and SUBJECT TO THE BURDENS OF:

                    1) Grant of Right of Way recorded in Liber 984 page 66.
                    2) Revised Grant of Right of Way in Liber 987 page 1042. 3) Easement in Instrument ID No. 1997-00020251.


NOTE: The above recited easements are as shown on a certain Survey made by Gerald T. O'Buckley dated October 25, 1999.


                                END OF EXHIBIT A

                                    SCHEDULE2
                                REQUIRED REPAIRS


                                (attached hereto)

                                      EBI
                                   CONSULTING
                                     [LOGO]
                                        I


EXECUTIVE SUMMARY
     RS & REPLACEMENT RESERVES SUMMARY

----------------------------------------------------------------------------------------------------------------------
   Property Name: Pacesetter Park Shopping Center                 Property Type: Retail
         Address: 1581 U.S. Route 202                              Property Age: 28
  City and State: Pomona, New York                      No. of units or tenants: 24
Site Survey Date: September 22, 2005                                Square feet: 96,666
     Report Date: September 27, 2005                                  Loan Term: 10
   EBI Project #: 11053647                                        Analysis Term: 12
----------------------------------------------------------------------------------------------------------------------
Sec                                                   Condition                    Action     Immediate    Replacement
----------------------------------------------------------------------------------------------------------------------
Section          e                        c (lent  00             Poo        A     eq red      e airs       Reserves
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
SITE CONDITIONS'                                             --                           --
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
      Topography and Drainage                        --                                   --
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
      Pavement and Parking                                                                --                   $29,678
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
(R)   Site Amenities & Landscaping                                                                  $2,750
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
 2    Utilities                                    N                                                    --
----------------------------------------------------------------------------------------------------------------------
BUILDING ONDITIONS
----------------------------------------------------------------------------------------------------------------------
(R)   Subs ct e                                      --
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
(R)   Superstructure
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
(R)   Facades (Walls, Windows & Doors)                                                              $7,750     $28,512
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
3.4   Roofing                                                                                      $26,600     $90,380
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
      Basements/Attics
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
3.6   ADA Compliance
----------------------------------------------------------------------------------------------------------------------
INTERIOR FINISHES -& COMPONENTS
----------------------------------------------------------------------------------------------------------------------
      Interior Finishes & Components
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
                                                                     --
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
4.2                                                  --                                   --                   $33,000
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
4.3                                                                                                     $0
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
4 4  Fire/Life Safety                                                --                                 $0
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
     Elevators                                                       --                                             --[_]
----------------------------------------------------------------------------------------------------------------------
(:ODE COMPLIANC
----------------------------------------------------------------------------------------------------------------------
5.0 Code Compliance                                                                                     $0
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------

--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------

--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
                                                                                          --
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
                                                     --
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------

--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
S         N       S       S
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
       None                                          --                                   --
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------

--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------

--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------

--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------

-------------------------------------------------------------------------------------------- ------------- -----------
                                                                     TOTALS:                       $37,100    $181,570
-------------------------------------------------------------------------------------------- ------------- -----------

Dollars                                                                                           PV         Inflated
 per sf/yr                                                                                      Dollars      Dollars
-------------------------------------------------------------------------------------------- ------------- -----------
Present Value of Replacement Reserves Cost Estimate                  $0.16                        $181,570          --
-------------------------------------------------------------------------------------------- ------------- -----------
Inflated Value of Replacement Reserves Cost Estimate                 $0.19                              --    $214,780
-------------------------------------------------------------------------------------------- ------------- -----------
Immediate Repairs and Deferred Maintenance Cost Estimate                                           $37,100          --
-------------------------------------------------------------------------------------------- ------------- -----------

                                 EBI Consulting
                   11053 647 Pomona, NY PCR rev 10-12-05 D AB
                                    Exhibit A

                                    SCHEDULE2
                                                          REQUIRED REPAIRS


                                (attached hereto)

                                      EBI
                                   CONSULTING
                                     [LOGO]
                                        I


EXECUTIVE SUMMARY
     RS & REPLACEMENT RESERVES SUMMARY

----------------------------------------------------------------------------------------------------------------------
   Property Name: Pacesetter Park Shopping Center                 Property Type: Retail
         Address: 1581 U.S. Route 202                              Property Age: 28
  City and State: Pomona, New York                      No. of units or tenants: 24
Site Survey Date: September 22, 2005                                Square feet: 96,666
     Report Date: September 27, 2005                                  Loan Term: 10
   EBI Project #: 11053647                                        Analysis Term: 12
----------------------------------------------------------------------------------------------------------------------
Sec                                                   Condition                    Action     Immediate    Replacement
----------------------------------------------------------------------------------------------------------------------
Section          e                        c (lent  00             Poo        A     eq red      e airs       Reserves
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
SITE CONDITIONS'                                             --                           --
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
      Topography and Drainage                        --                                   --
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
      Pavement and Parking                                                                --                   $29,678
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
(R) Site Amenities & Landscaping $2,750
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
 2    Utilities                                    N                                                    --
----------------------------------------------------------------------------------------------------------------------
BUILDING ONDITIONS
----------------------------------------------------------------------------------------------------------------------
(R) Subs ct e --
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
(R)   Superstructure
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
(R)   Facades (Walls, Windows & Doors)                                                              $7,750     $28,512
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
3.4   Roofing                                                                                      $26,600     $90,380
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
      Basements/Attics
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
3.6   ADA Compliance
----------------------------------------------------------------------------------------------------------------------
INTERIOR FINISHES -& COMPONENTS
----------------------------------------------------------------------------------------------------------------------
      Interior Finishes & Components
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
                                                                     --
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
4.2                                                  --                                   --                   $33,000
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
4.3                                                                                                     $0
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
4 4  Fire/Life Safety                                                --                                 $0
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
     Elevators                                                       --                                             --[_]
----------------------------------------------------------------------------------------------------------------------
(:ODE COMPLIANC
----------------------------------------------------------------------------------------------------------------------
5.0 Code Compliance                                                                                     $0
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------

--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------

--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
                                                                                          --
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
                                                     --
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------

--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
S         N       S       S
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------
       None                                          --                                   --
--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------

--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------

--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------

--------------------------------------- ------- ------- ------- ------- ------- ------------ ------------- -----------

-------------------------------------------------------------------------------------------- ------------- -----------
                                                                     TOTALS:                       $37,100    $181,570
-------------------------------------------------------------------------------------------- ------------- -----------

Dollars                                                                                           PV         Inflated
 per sf/yr                                                                                      Dollars      Dollars
-------------------------------------------------------------------------------------------- ------------- -----------
Present Value of Replacement Reserves Cost Estimate                  $0.16                        $181,570          --
-------------------------------------------------------------------------------------------- ------------- -----------
Inflated Value of Replacement Reserves Cost Estimate                 $0.19                              --    $214,780
-------------------------------------------------------------------------------------------- ------------- -----------
Immediate Repairs and Deferred Maintenance Cost Estimate                                           $37,100          --
-------------------------------------------------------------------------------------------- ------------- -----------

                                 EBI Consulting
                   11053 647 Pomona, NY PCR rev 10-12-05 D AB
                                    Exhibit A

TABLE I - IMMEDIATE REPAIRS
Pacesetter Park Shopping Center 1581 U.S. Route 202 Pomona, New York EBI Project # 11053647

                                                        WE BI


          EBl Comulnng
-------- ----------------------------------------------------------------------------------------------------------

                                                                  O

                                                                h

                                                                  0
                                                   N   I     U
                                                       0
 0                                                           W
               RECOMMENDED WORK                                           COMMENTS OR ADDITIONAL DESCRIPTION
-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------
ILE:C
-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------

-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------

-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------
         (R)    Repair dumpster enclosure             0  O0           750  damage during unloading. The     cted
                                                                           area requires removal of CMU and
-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------
                                                                           There is       y constructed railing, step and
                                                                           deck used as a service entrance at one of the
         (R)(R) Re-build service entry               000 00  1mu      000  tenan paces, n Deli, The wood does not appear
                                                                           to be hazard as reated, the railings are
                                                                           non-coMaliampliant and the current construction
                                                                           poses a hazard as the posts and railings ara
                                                                           inadequately supported. Removal and replacement
                                                                           is recommended.
-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------
(R)                                                            (R)
-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------

-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------
         (R)(R)
-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------

-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------
                                                                          Exterior sealant throughout the Subject Property
                Sealant and control joint       500   $3 50  be(1)        is dried-out and no longer inelastic, survey and
                                                                          repair program should be implemented to address
         M      renewal                                                   severely deteriorated sections until EIFS facades
                                                                          are replaced.
-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------
                                                                          Vertical cracking ens observed at a few isolated
                                                                          areas along the CMU rear facades, In particular,
                Repair vertical CMU cracking          00  0     s  $2500  this occurred at building corners and one more
                                                                          significant cracking was observed at the rear of
                                                                          the Stop & Shop Supermarket, This particular crack
                                                                          was approximately 118" to 112" wide at the top.
-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------
                                                                          The modified bitumen roofing over a large portion
                                                                          of the East building is severely deteriorated wan
                                                                          evidence of air entrapment, seams that are
                Modifed bitumen roof         10,000   $2.50   ? of $25000 dried-out and lifting. . surfaces that have
                replacement                                               hardened, an excessive amount of pigeon droppings
                                                                          throughout, lashings that exhibit open punctures,
                                                                          rusted gutters, aged leaders, abandoned HVAC units,
                                                                          deteriorated HVAC dunnage, and poorly maintained
                                                                          pitch pockets. This section o roofing and gutter
                                                                          and leader system should be replaced so as not
                                                                          to affect the metal decking and building structure.
-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------
                                                                          The corrugated metal canopy roof protecting the
                Metal decking replacement       200    $800  do  a   $600 loading areas at the rear of the Stop & Shop
                                |_|                                       Supermarket is rusted through in several areas.
                                                                          The smooth surfaced built-up-bofin.ao.eatsori.
                                                                          inalandissevere) worn. Sectional replacement
                                                                          o1 the deckin.
-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------

-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------

-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------

-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------

-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------

-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------

-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------
Ka                                                       _
-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------
                                                                          o  ewe e rans omers appear o .e .is oogeo or
                Re-aecure transformers                 $000    c a     $0 una igne. rom i a oase, openings wide enough to
                                                                          view conductors. This may have been caused by
                                                                          snow removal and storage. The utility company
                                                                          should be contacted immediately to address
                                                                          and repair these a..arent hazardous conditions,
-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------
                                                                          Access to several of the electrical panels
                Remove stored materials                                   observed within the tenant spaces is impeded
                from p et                              $000      c     $0 by stored materials, This poses a safety
                                                                          hazard and is considered a code violation (NEC).
                                                                          Tenants should be notified to remove stored
                                                                          materials from electrical panels to provide for
                                                                          3 toot clearance.
-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------
                                                                          A metal box which should contain six (6) spare
             to  Provide spare sprinkler box           $000      o     $0 sprinkler heads and wrench was not
                 and wrench                                               provided at either of the sprinkler mains.
                                                                          This is a safety hazard and code violation
                                                                          (NPPA) This should be provided by the sprinkler
                                                                          service firm and can be done so at minimal cost.
-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------
                                                       $000   c o      $0 The fire sprinkler main serving the West
       o                                                                  building was labeled with out of date
                                                                          Inspection tags. Perform annual inspection
                                                                          as typically required by code,
-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------

-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------

-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------
                Co    t                                $000           (R)
-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------

-------- ------ --------------------------- ------- ------- ------ ------

-------- ------ --------------------------- ------- ------- ------ ------ -----------------------------------------------
PROPERTY AND LOAN INFORMATION               Buildin a Area  96,666 Pro o e Age    28rs   No. of Floors Surve Date 9122105
                                           -------------------------- -----------------------------------------------
                                                                   Pr  o.e T pe   Retail No, of Buildin. a  . - -
------------------------------------------ -------------------------- ----------------------------------------------
TABLE 2 - REPLA CEMENT RESER VES Pacesetter Park Shopping Center
1581 U.S. Route 202
Pomona, New York
EBI Pro ect 4            11053647

                                                                 1

---------------------------- -------------------------- ----------------------------------------------------------------------------
            W                                                                              Ann ulCoIs

            u                                    O
                                                            ----------------------------------------------------------------------
                                                                  1    1    -1    I     I           l  .              2016  2017
                                                                                            n--i                   eal
                                                            ----------------------------------------------------------------------
                 U  10           W               6.     0


                                 k               W
                    2   O,,
                U                        0
N                                        U       '
                                 CO
                W       (0)                             W 8
RECO
 ENDED
 WORK
----------------------------------------------------------------------------------------------------------------------------------
ONE
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Patching,
 crack
 sealing,
 sealing
 and   5           296           $0         per(                                                     4 839
 stn(.)'                784          10       o e    $14839
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Exterior
 painting         8   7       63 0     1    0         r(degree) e
                                  680                $14256   1 56                                        1   5           -
----------------------------------------------------------------------------------------------------------------------------------
Ongoing
 roof
 repairs              20 vat
                     0         (C)       $2       ump m $4000              a---                             4 000 4 000 4 000 4 00.
                                       000 00
----------------------------------------------------------------------------------------------------------------------------------
Modified
 bitumen
 roof                20      8
 replacemen          11             $250  porfoe e  8 03                                            28
                          241                                                                          03
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Partial
 NVAC
 unit               --p                      each,S
 replacemen                    1    $5         par$5 500          00      5          5 500         5 00        500        5 Or
                                       500 00                                 500
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                    t r                                         9 500 4 000 9 50.
----------------------------------------------------------------------------------------------------------------------------------
                                                            100   0300%06 09%     '                   -MI ., .
                                                               00%           _T"JMt  7""              ,.,
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  52 086         i.-
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        NETPRESEN         oF               RESERV:
                                                                             PRESENVALUE                  ECOMME              YEA
                                                                             INFLATVALUE        OF    TOTADED   RESERVPER S
                                                                                              RECOMM                     PE
                                                                                              FNr1F11 ANNUA
                                                                                                       -,.....
----------------------------------------------------------------------------------------------------------------------------------
0 LOAN
  FOR                    u                            PropertyAye        28 No. ofFloors                        Site
  A T 0                                                                     yrs                                    Survey Date
                               ---------------------------------------------------------------------------------------------------
                               Te ants o Units           24 roperty Type           No of             Analysis erm   2  sport Date
                                                                            RetailBuildings                       y -
----------------------------------------------------------------------------------------------------------------------------------

dget for 10% replacement only.

                                 EB/ Consulting
                   11053147 Pomona. AT PCR rev 10(.)12-05 DAB
                                    FoO ee 2

                                    SCHEDULE3
                                    Rent Roll
                                  See Attached.
                                  31142680.DOC


OD                                  Rent Roll                           Page:
                         Pacesetter Park Shopping Center                Date:
                                                                        Time:
                                   10/11/2005

-----------------------------------------------------------------------------------------------------------------------------------
                                           GLA      Monthly     Annual      Monthly     Expense       Monthly        Future Rent In
int Name          Rent Start Expiration    Sqft     Base Rent Rate PSF   Cost Recovery    Stop    Other Income  Cat   Date    Mont
-----------------------------------------------------------------------------------------------------------------------------------
PARTIES, Inc.     1/1/2006   12/31/2015    2,373


it                                         2,373

it                                         2,281


INNIL MATHEWS     9/1/1997   8/31/2009       949     1,996.86     25.25        373.57                          FMR   9/112006

FREEDMAN D.V.M.   7/1/1999   6/30/2009     1,008     1,932.00     23.00        530.03

(MARY INC.        3/20/1998  6/30/2008     3,650     5,246.88     17.25      1,919.30                          FMR   8/1/2006

Y'S GYM INC       4/16/2001  4/30/2008     1,200     1,804.00     18.04        631.03                          FMR   5/1/2006
                                                                                                               FMR   5/1/2007
vIAGINATION
 OPTICAL CORP.,   9/25/1992  2/28/2009       960     1,600.00     20.00        504.80                          FMR  3/11/2006
                                                                                                               FMR   3/1/2007
                                                                                                               FMR   3/1/2008

'& SHOP
 SUPER CO.,
 ST#533            1/1/1980  8/31/2020    52,052    29,355.44     6.77      25,314.67                          FMR   9/1/2006
                                                                                                               FMR   9/1/2007
                                                                                                               FMR   9/1/2008
                                                                                                               FMR   9/1/2009
                                                                                                               FMR   9/1/2010
                                                                                                               FMR   9/1/2011
                                                                                                               FMR   9/1/2012
                                                                                                               FMR   9/1/2013
                                                                                                               FMR   9/1/2014
                                                                                                               FMR   9/1/2015
                                                                                                               FMR   9/1/2016
                                                                                                               FMR   9/1/2017
                                                                                                               FMR   9/1/2018
                                                                                                               FMR   9/1/2019

I.SCHWARTZ/
 POMONA CHIRO      2/1/1992  1/31/2009     1,279     1,918.50    18.00         608.36                          FMR   3/1/2007

LE CHANGES        10/1/1999  9/30/2009     1,600     2,666.67    20.00         841.37                          FMR   3/1/2009

-OGURU INC.        7/1/1998  6/30/2008     1,630     3,402.63    25.05         857.15                          FMR   7/1/2006
                                                                                                               FMR   7/1/2007
                                                                                                               FMR   1/1/2006
\ILBOX
 ASSOCIATES INC. 12/29/2000 12/31/2010     1,353     2,367.75    21.00         725.00                          FMR   1/1/2008
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Rent Roll
DD                                                                                                                                F
                                                     Pacesetter Park Shopping Center                                              C
                                                                10/11/2005                                                        T
-----------------------------------------------------------------------------------------------------------------------------------
                                           GLA      Monthly     Annual      Monthly     Expense       Monthly        Future Rent In
int Name          Rent Start Expiration    Sqft     Base Rent Rate PSF   Cost Recovery    Stop    Other Income  Cat   Date    Mont
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FMR   1/1/2010

RESTAURANT
 INC.              5/1/1999 4/3012009      1,280     2,826.67    26.50         673.08                          FMR   5/1/2006
                                                                                                               FMR   5/1/2007
                                                                                                               FMR   5/1/2008
DNA
 ORIENTAL
 RESTAURANT        3/1/1999 2/28/2009      1,200     2,450.00    24.50         630.81                          FMR   3/1/2006
                                                                                                               FMR   3/1/2007
                                                                                                               FMR   3/1/2008
r'N PLACE/
 POMONA
 HARDWA            7/1/2004 6/30/2009      5,081     6,575.66    15.53       2,184.69                          FMR   7/112006
                                                                                                               FMR   7/1/2007
                                                                                                               FMR   7/1/2008
% LEICHTNER
 DBA RONA'S       3115/2004 3/31/2009        899     1,395.70    18.63         318.98                          FMR   4/1/2006
                                                                                                               FMR   4/1/2007
                                                                                                               FMR   4/1/2008
VAY REAL
 ESTATE CORP      2/17/2003 2/28/2008      1,353     1,912.24    16.96         659.17                          FMR   3/1/2006
                                                                                                               FMR   3/1/2007
dY NAILS/
 JUNG SUK AN       6/1/2005 5/31/2010        772     1,434.63    22.30         377.82                          FMR   6/1/2006
                                                                                                               FMR   6/1/2007
                                                                                                               FMR   6/1/2008
                                                                                                               FMR   6/1/2009
JCH OF
 CLASS
 CLEANING
 INC 6/1/2005     5/31/2010     1,490   3,152.59        25.39   783.48                                         FMR   6/1/2007
                                                                                                               FMR   6/1/2008
                                                                                                               FMR   6/1/2009

;TCO BANK NA       9/312002 9/30/2022      2,205     3,491.25    19.00       1,144.52                          FMR   10/1/2007
                                                                                                               FMR   10/1/2012
                                                                                                               FMR   10/1/2017

BLOCK EASTERN
 ENTERPRIS         3/6/2005 4/30/2009      1,891     2,521.33    16.00         791.06                          FMR   5/1/2006

WS DELI, CORP.    3114/2005 4/30/2015      4,862     7,293.00    18.00       2,033.95                          FMR   3/112006
                                                                                                               FMR   3/1/2007
                                                                                                               FMR   3/1/2008
                                                                                                               FMR   3/112009
                                                                                                               FMR   3/1/2010
                                                                                                               FMR   3/1/2011
                                                                                                               FMR   3/1/2012
                                                                                                               FMR   3/1/2013
                                                                                                               FMR   3/1/2014

0( Conerstone
  Realty          3/21/2005 3/31/2010      1,492     1,865.00    15.00         624.15                          FMR 12/19/2005
                                                                                                               FMR 12/19/2006
IILL'S VIDEO
  CENTER INC.,   12/19/200012/31/2010      3,838     5,040.57    15.76       2,018.19                          FMR 12/19/2007
                                                                                                               FMR 12/19/2008
                                                                                                               FMR 12/19/2009
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Rent Roll
DD                                                                                                                                F
                                                     Pacesetter Park Shopping Center                                              C
                                                                10/11/2005                                                        T
-----------------------------------------------------------------------------------------------------------------------------------
                                           GLA      Monthly     Annual      Monthly     Expense       Monthly        Future Rent In
int Name          Rent Start Expiration    Sqft     Base Rent Rate PSF   Cost Recovery    Stop    Other Income  Cat   Date    Mont
-----------------------------------------------------------------------------------------------------------------------------------
     Occupied Sqft:  95.19%  22 Units     92,044    92,249.37               44,545.18                     0.00
       Vacant Sqft:   4.81%   2 Units      4,654
        Total Sqft:          24 Units     96,698    92,249.37

TTTER PARK SHOPPING
            Center:  95.19%  22 Units     92,044    92,249.37               44,545.18                    0.00
    Occupied Sy ft:
      Vacant Sy ft:   4.81%   2 Units      4,654
        Total Sqft:          24 Units     96,698    92,249.37


    Occupied Sy ft:  95.19%  22 Units     92,044    92,249.37               44,545.18                    0.00
       Vacant Sqft:   4.81%   2 Units      4,654
        Total Sqft:          24 Units     96,698    92,249.37